UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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CAPITOL SERIES TRUST

on behalf of its series

FAIRLEAD TACTICAL SECTOR ETF

(Name of Registrant as Specified in Its Charter)

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Fairlead Tactical Sector ETF
a Series of Capitol Series Trust
225 Pictoria Drive, Suite 450,
Cincinnati, OH 45246

July 11, 2025

Dear Fairlead Tactical Sector ETF Shareholder,

Please take a moment to read this letter and the enclosed proxy statement about important matters pertaining to your investments in the Fairlead Tactical Sector ETF (TACK), a series of Capitol Series Trust (the “Trust”), hereinafter referred to as the “Fairlead ETF” or the “Fund.” We are requesting your vote on important proposals affecting the Fund that are to be considered at an upcoming special meeting of shareholders of the Fairlead ETF (the “Meeting”). The Meeting will be held on August 27, 2025, at the offices of the Fund’s administrator, Ultimus Fund Solutions LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 at 11:00 a.m. Eastern time. For the reasons described below, we are asking shareholders of the Fund to:

(1)	Approve a new investment advisory agreement (“New Advisory Agreement”) between the Fund and Cary Street Partners Asset Management LLC, the Fund’s investment adviser (the “Adviser” or “CSPAM”), an action that is necessary because of certain recent transactions involving a private equity acquisition of a majority interest in CSPAM’s ultimate parent company that resulted in changes to the voting ownership structure of CSPAM and affiliated entities in a manner that constituted a presumptive change of control of CSPAM, resulting in an assignment of the investment advisory agreement between the Fund and CSPAM previously in effect (“Previous Advisory Agreement”) and its automatic termination under the terms of the Previous Advisory Agreement and the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”); and

(2)	Approve a new investment subadvisory agreement (“New Subadvisory Agreement”) between CSPAM and Fairlead Strategies, LLC, the Fund’s investment subadviser (“Fairlead” or “Subadviser”) with respect to Fairlead ETF, an action that is necessary because the termination of the advisory agreement between CSPAM and the Fund that resulted from the aforementioned change in control transactions also had the effect of immediately terminating the subadvisory agreement between CSPAM and Fairlead; and

(3)	Transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The question-and-answer section that follows discusses these proposals. The proxy statement itself provides greater detail about the proposal. The Board of Trustees recommends that you read the enclosed materials carefully and vote in favor of the two proposals.

You may choose any one of the methods listed in the enclosed proxy card to vote. We request that you carefully consider these items and vote in a timely manner before the Meeting scheduled for August 27, 2025.

Thank you for your response and for your continued investment in the Fund.

Sincerely,

President of Capitol Series Trust

Questions and Answers

While we encourage you to read the full text of the enclosed proxy statement, for your convenience we have provided a brief overview of the two proposals that require a shareholder vote.

Q.	Why am I receiving this proxy statement?

A.	You are receiving these proxy materials — including the proxy statement and your proxy card — because you have the right to vote on two important proposals concerning the Fairlead Tactical Sector ETF (TACK), a series of Capitol Series Trust (the “Trust”), hereinafter referred to as the “Fairlead ETF” or the “Fund”, at a special meeting of shareholders to be held on August 27, 2025, at the offices of the Fund’s administrator, Ultimus Fund Solutions LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 at 11:00 a.m. Eastern time. Shareholders of the Fund are being asked to vote on two matters:

(1)	the approval of a new investment advisory agreement (the “New Advisory Agreement”) between the Fund and CSPAM, the Fund’s investment adviser, because of certain recent transactions involving private equity investments in CSPAM’s parent company that resulted in changes to the voting ownership structure of CSPAM in a manner that constituted a presumptive change of control of CSPAM, resulting in an assignment of the investment advisory agreement between the Fund and CSPAM previously in effect (the “Previous Advisory Agreement”) and its automatic termination under the terms of that agreement and the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”); and

(2)	the approval of a new investment subadvisory agreement (“New Subadvisory Agreement”) between CSPAM and Fairlead Strategies LLC, the Fund’s investment subadviser (“Fairlead” or “Subadviser”), an action that is necessary because the termination of the advisory agreement between CSPAM and Fund that resulted from the aforementioned change in control transactions also had the effect of immediately terminating the subadvisory agreement between CSPAM and Fairlead; and

(3)	the transaction of such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Q.	Why am I being asked to approve the New Advisory Agreement?

A.	You are being asked to approve a new Advisory Agreement between CSPAM and the Fund because recent transactions involving the Fund’s Adviser (CSPAM) and affiliated entities resulted in a presumptive change of control of CSPAM under the 1940 Act, which constituted an “assignment” of the then current advisory agreement between CSPAM and the Fund under the 1940 Act and had the effect of automatically and immediately terminating that agreement. Specifically, on May 30, 2025, certain legacy owners of Cary Street Financial Partners LLC (“CSPF”), the 100% parent holding company of CSPAM, sold an approximately 63% interest in a newly-formed holding company of CSPF (“New Parent”) to private equity funds managed by, and certain other investors affiliated with, CIVC Partners, LP (“CIVC”). CIVC is a Chicago-based institutional private equity firm that focuses on investing in middle-market companies. This change of control transaction is referred to herein as the “CIVC Transaction.”

By its terms, as required by the 1940 Act, the Previous Advisory Agreement between the Fund and CSPAM automatically terminated upon its “assignment,” a term which under the 1940 Act encompasses a direct or indirect change in control of CSPAM. In effect, this contractual provision requires the Fund’s shareholders to vote on a new investment advisory agreement whenever the voting ownership control of the Fund’s investment adviser changes. The provision is designed to ensure that shareholders have a say in determining the company or persons that manage their fund.

Section 2(a)(9) of the 1940 Act defines the term “control” as “the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company.” Section 2(a)(9) also creates certain rebuttable presumptions concerning “control” based on the ownership of a company’s voting securities. A “person” (defined to include individuals as well as companies) is presumed to control a company if they beneficially own more than 25% of the company’s voting securities, and are presumed to not control a company if they beneficially own 25% or less of the company’s voting securities “unless control actually exists in fact”.1 Under federal securities laws, the term “beneficial owner” is defined as a person who, either directly or indirectly, has or shares: (1) “voting power, including the power to vote, or to direct the voting of” the ownership interest; or (2) “investment power, including the power to dispose, or to direct the disposition of”, the ownership interest. Using these definitions, any transaction that results in a person who is not a presumptive control person of an adviser to a registered fund becoming a presumptive control person of that adviser, or results in a person who was a presumptive control person of such adviser becoming a presumptive non-control person, constitutes an assignment of the advisory contract with the registered fund and results in its immediate termination. When that occurs, as it has with respect to CSPAM, a shareholder vote is required to approve a new advisory contract with the adviser that has experienced the change in control.

Q.	Why am I being asked to approve a New Subadvisory Agreement?

A.	You are being asked to approve a New Subadvisory Agreement simply because the prior subadvisory agreement between CSPAM and Fairlead (the “Previous Subadvisory Agreement”) terminated at the same time that the Previous Advisory Agreement between the Fund and CSPAM terminated as a result of the aforementioned change in control of CSPAM. Although there was no change in control transaction involving the Subadviser directly, the termination of the Previous Advisory Agreement resulting from the change in control of the Adviser also caused the Previous Subadvisory Agreement to terminate. The termination of the Previous Subadvisory Agreement occurred simultaneously with the termination of the Previous Advisory Agreement because upon that termination CSPAM was no longer the Fund’s Adviser, and the Subadviser as a consequence had no direct contractual relationship with the Fund. Because section 15(a) of the 1940 Act makes it unlawful for any person to serve or act as an investment adviser (including as a subadviser) to a registered fund except pursuant to a written contract that has been approved by vote of a majority of the outstanding voting securities of the fund, and because the Previous Subadvisory Agreement between CSPAM and Fairlead was terminated by the termination of the Advisory Agreement due to CSPAM’s change in control, a New Subadvisory Agreement between CSPAM and Fairlead must also be approved by shareholders.

Q.	What Ownership Changes Resulted from the CIVC Transaction?

A.	The CIVC Transaction resulted in CSP Buyer, LLC, a Delaware limited liability company directly or indirectly owned by CIVC Partners Fund VII, L.P. (a private equity fund for which CIVC and its affiliate serve as the investment manager and general partner, respectively) and certain of its

[1]	The presumption of control in Section 2(a)(9) can be rebutted through a factual showing to the SEC that the presumed control does not exist in practice, despite ownership levels. The burden of proof is on the party rebutting the control presumption and is fact intensive. The mere assertion of non-control is insufficient.

parallel funds and affiliated investors (together “CIVC Fund VII”), purchasing an approximately 63% majority ownership and voting control interest in a new ultimate holding company of CSPAM (“New Parent”) that was created and initially owned exclusively by the former direct equity owners of CSPAM’s original parent holding company, Cary Street Partners Financial LLC (“CSPF”). CIVC is a Chicago-based institutional private equity firm that focuses on investing in middle-market companies. As a result of the CIVC Transaction, CIVC, through CSP Buyer, LLC, which is directly and indirectly owned by CIVC Fund VII, now has an approximately 63% indirect equity and voting control ownership position in New Parent. In addition, because New Parent is also an indirect one-hundred percent owner of CSPF, and CSPF is a direct 100% owner of CSPAM, CIVC, through CSP Buyer, LLC, now has an approximately 63% indirect majority ownership and a voting control interest in both CSPF (through New Parent) and CSPAM (through New Parent and CSPF). The business activities of New Parent will be overseen by a four-person board comprised of two individuals from CIVC (Marc McManus and Brian James) and CSPF legacy owners (Joseph R. Schmuckler and Douglas G. Stewart).

Q.	Will the New Advisory Agreement and the New Subadvisory Agreement change the management and operation of Fund?

A.	No. The Fund’s investment strategies will not change as a result of the New Advisory Agreement and/or the New Subadvisory Agreement. There will be no change to the Fund’s portfolio management, investment objectives, principal investment strategies or principal risks.

Q.	Are there any material differences between the Previous Advisory Agreement between the Fund and CSPAM and the Interim and New Advisory Agreements between the Fund and CSPAM?

A.	There are no material differences between the Trust’s Previous Advisory Agreement with CSPAM and the New Advisory Agreement with CSPAM as it relates to the Fund, other than their effective dates and signatories. With respect to the Interim Advisory Agreement, which was previously approved by the Trust’s Board of Trustees (the “Board”), as required under Rule 15a-4 under the 1940 Act, the terms and conditions of the Interim Advisory Agreement are the same as the terms and conditions of the Previous Advisory Agreement, with the following exceptions:

(1)	the Interim Advisory Agreement terminates upon the earlier of 150 days from the date the Previous Advisory Agreement terminated (the “150-day period”) or upon the date the New Advisory Agreement between the Fund and CSPAM is approved by the shareholders of the Fund;

(2)	the Interim Advisory Agreement may be terminated by the Fund, upon a vote of the Board or a majority of the Fund’s outstanding shares, without payment of any penalty, on 10 calendar days’ written notice to CSPAM;

(3)	the Interim Advisory Agreement requires that all compensation earned under the Interim Advisory Agreement be held in an interest-bearing escrow account with the Fund’s custodian;

(4)	If Fund shareholders approve the New Advisory Agreement with CSPAM by the end of the 150-day period, CSPAM will be paid the entire amount in the escrow account (including the interest earned). If shareholders of the Fund do not approve the New Advisory Agreement with CSPAM by the end of the 150-day period, then CSPAM will be paid, out of the escrow account, the lesser of: (a) any reasonable costs incurred in performing the Interim Advisory Agreement (plus interest earned on that amount while in escrow) or (b) the total amount in the escrow account (plus interest earned on the amount while in escrow); and

(5)	such other differences in terms and conditions as the Board, including a majority of the Independent Trustees, found to be immaterial.

Q.	Are there any material differences between the Previous Subadvisory Agreement between CSPAM and Fairlead and the Interim and New Subadvisory Agreements between CSPAM and Fairlead?

A.	No. There are no material differences between the Previous Subadvisory Agreement between CSPAM and Fairlead and the Interim and New Subadvisory Agreements between the CSPAM and Fairlead, other than their effective dates and signatories. The additional provisions of the Interim Advisory Agreement that are required by Rule 15a-4 under the 1940 Act are not required for the Interim Subadvisory Agreement because: (1) the Subadviser is not undergoing an assignment (a sale or a change in control), and neither the Subadviser nor a control person of the Subadviser is directly or indirectly receiving money or other benefit from such a transaction; and (2) the subadvisory fee is not paid to the Subadviser by the Fund, but instead by the Adviser.

Q.	Will the CIVC Transaction that resulted in a Change in Control of the Adviser and the Approval of New Advisory and Subadvisory Agreements affect my account with the Fund?

A.	No. The CIVC Transaction and shareholder approval of the New Advisory and Subadvisory Agreements will not affect your account with the Fund. You will still own the same number of shares in the Fund and the value of your investment will not change as a result of the change of control of CSPAM. In addition, the same experienced high-quality personnel at CSPAM and high-quality portfolio managers at Fairlead will continue managing the Fund without interruption. Except for the effective dates and the signatories, there are no material differences between the New Advisory Agreement and the Previous Advisory Agreement, or between the New Subadvisory Agreement and the Previous Subadvisory Agreement, as is discussed in more detail in the enclosed proxy statement. If approved by shareholders, the New Advisory Agreement and New Subadvisory Agreement will become effective upon receiving the requisite shareholder approval for each Agreement.

Q.	Will approval of the New Advisory Agreement and the New Subadvisory Agreement affect the fees and expenses I pay as a shareholder of the Fund?

A.	No. The fees and expenses that you pay as a shareholder of the Fund will not change as a result of the CIVC Transaction and shareholder approval of a New Advisory Agreement and a New Subadvisory Agreement. The approval of the New Advisory Agreement and the New Subadvisory Agreement will not result in any increase in the Fund’s management fee and the Fund will not bear any portion of the costs associated with the CIVC Transaction or any costs and expenses associated with this proxy.

Q.	Are there any changes in the fee structures or expenses of the Fund as a result of the New Advisory and New Subadvisory Agreements?

A.	No. The New Advisory Agreement and the Previous Advisory Agreement contain identical fee structures with respect to the Fund, as do the New Subadvisory Agreement and the Previous Subadvisory Agreement.

Specifically, the New Advisory Agreement provides that CSPAM shall receive the same advisory fee from the Fund (at the rate of 0.59% annually of the average daily net assets of the Fund) that it received under the Previous Advisory Agreement. Similarly, the subadvisory fee (paid by the Adviser to the Subadviser) is identical in the Previous Subadvisory Agreement and the New Subadvisory Agreement, ranging from 50% to 75% of the advisory fee received by CSPAM from the Fund, depending on Fund assets under management.

Q.	Who is eligible to vote?

A.	Any shareholder who owns shares of the Fund on the “Record Date,” which is July 7, 2025, is eligible to vote on the Proposal as it relates to such Fund (even if that person subsequently redeems those shares).

Q.	Who is paying for this proxy mailing and for the other expenses and solicitation costs associated with this shareholder meeting?

A.	The expenses incurred in connection with preparing the proxy statement and its enclosures and all related legal and solicitation expenses will be paid by CSPAM. CSPAM will not seek reimbursement for any costs associated with the proxy.

Q.	What vote is required to approve the Proposals?

A.	Under the Trust’s Agreement and Declaration of Trust (“Declaration of Trust” ), a majority of Shares (as defined by the “Declaration of Trust”) entitled to vote constitutes a quorum for the transaction of business at a Shareholders’ meeting, except that where any provision of law or of the Declaration of Trust permits or requires that holders of any Series or Class to vote as a Series or Class, then a majority of the aggregate number of Shares of that Series or Class who are entitled to vote is necessary to constitute a quorum for the transaction of business by that Series or Class. In this case, a majority of the aggregate number of Shares of the Fund that are entitled to vote will constitute a quorum for such Fund.

The proposals to approve the New Advisory Agreement and the New Subadvisory Agreement each require the vote of the “majority of the outstanding voting securities” of the Fund. Under the 1940 Act and the terms of the Previous Advisory Agreement, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon,. majority of the votes cast at the Meeting, either in person or by proxy, is required to approve any adjournment(s) of the special meeting, even if the number of votes cast is fewer than the number required for a quorum.

Q.	How does the Trust’s Board of Trustees recommend that I vote?

A.	After careful consideration, the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”) voting separately, having determined that the proposals are in the best interest of the Fairlead ETF and its shareholders, unanimously recommends that shareholders vote to APPROVE the New Advisory Agreement referenced in Proposal 1 and the New Subadvisory Agreement referenced in Proposal 2.

Q.	What happens if the Proposals are not approved?

A.	If the shareholders of the Fund do not approve the New Advisory Agreement and/or the New Subadvisory Agreement, the unapproved proposal will not take effect. In the event a Proposal does not take effect, the applicable Interim Agreement will continue until its expiration. The Board will consider other possible options available to the Fund, including, without limitation, seeking another investment adviser or another investment subadviser for the Fund, authorizing the Fund to be converted into an unregistered fund, or possibly closing the Fund.

Q.	How can I cast my vote?

A.	You may vote in any of four ways:

●	By telephone, with a toll-free call to the phone number indicated on the proxy card.

●	By internet, by accessing the website shown on your proxy card and following the online instructions.

●	By mailing in your proxy card.

●	In person at the meeting in Cincinnati, OH on August 27, 2025.

We encourage you to vote via telephone or over the internet using the control number on your proxy card and following the simple instructions. These methods are the most efficient means of transmitting your vote and will reduce the need for the Fund to conduct telephone solicitations and/or follow up mailings. If for any reason you would like to change your previous vote, you may vote again using any of the methods described above.

IMPORTANT INFORMATION FOR SHAREHOLDERS

FAIRLEAD TACTICAL SECTOR ETF

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on August 27, 2025

Notice is hereby given that Capitol Series Trust (the “Trust”) will hold a special meeting of shareholders (the “Meeting”) of the Fairlead Tactical Sector ETF, a series of the Trust (“Fairlead ETF” or the “Fund”) on August 27, 2025, at the offices of the Fund’s Administrator, Ultimus Fund Solutions, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio, 45246 at 11:00 a.m. Eastern Time.

The purpose of the Meeting is to consider and act upon the following proposals (each a “Proposal” and together the “Proposals”) and to transact such other business as may properly come before the Meeting or any adjournments thereof.

Proposal #	Description
Proposal 1	To approve a new investment advisory agreement (“New Advisory Agreement”) between the Fund and Cary Street Partners Asset Management LLC, the Fund’s current investment adviser (the “Adviser” or “CSPAM”) with respect to the Fairlead ETF, an action that is necessary because of certain recent transactions involving private equity investments in CSPAM’s parent company that resulted in changes to the voting ownership structure of CSPAM and affiliated entities in a manner that constituted a presumptive change of control of CSPAM, resulting in an assignment of the investment advisory agreement between the Fund and CSPAM previously in effect (“Previous Advisory Agreement”) and its automatic termination under the terms of the Previous Advisory Agreement and the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”); and
Proposal 2	To approve a new investment subadvisory agreement (“New Subadvisory Agreement”) between CSPAM and Fairlead Strategies, LLC, the Fund’s current investment subadviser (“Fairlead” or “Subadviser”) with respect to Fairlead ETF, an action that is necessary because the termination of the advisory agreement between CSPAM and the Fund that resulted from the aforementioned change in control transactions also had the effect of immediately terminating the subadvisory agreement between CSPAM and Fairlead previously in effect (“Previous Subadvisory Agreement”); and
Proposal 3	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Board of Trustees of the Trust unanimously recommends that you APPROVE Proposals 1 and 2.

Shareholders of record of the Fund at the close of business on July 7, 2025, (the “Record Date”), are entitled to notice of and to vote at the Meeting and any adjournment(s) or postponements thereof. The Notice of Special Meeting of Shareholders, proxy statement and proxy card are being mailed on or about July 15, 2025, to such shareholders of record.

President of the Trust
July 11, 2025

IMPORTANT – WE NEED YOUR PROXY VOTE IMMEDIATELY

Shareholders are invited to attend the Special Meeting in person. Any shareholder who does not expect to attend the Special Meeting is urged to vote using the touch-tone telephone voting and internet voting instructions found on the enclosed proxy card. Alternatively, you may cast your votes on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. To avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

Fairlead Tactical Sector ETF (TACK)

PROXY STATEMENT
c/o Ultimus Fund Solutions
225 Pictoria Drive, Suite 450,
Cincinnati, Ohio, 45246

SPECIAL MEETING OF SHAREHOLDERS
August 27, 2025

Introduction

This proxy statement is being provided to you on behalf of the Board of Trustees (the “Board”) of Capitol Series Trust (the “Trust”) in connection with the solicitation of proxies to be used at the special meeting of shareholders of the Fairlead Tactical Sector ETF (TACK), a series of Trust, hereinafter referred to as the “Fairlead ETF” or the “Fund”, to be held on August 27, 2025, (the “Meeting”). The purpose of the Meeting is to:

(1)	seek approval from the shareholders of the Fund of a new investment advisory agreement (“New Advisory Agreement”) between the Fund and Cary Street Partners Asset Management LLC, the Fund’s investment adviser (the “Adviser” or “CSPAM”) with respect to the Fairlead ETF, an action that is necessary because of certain recent transactions involving private equity investments in CSPAM’s parent company that resulted in changes to the voting ownership structure of CSPAM and affiliated entities in a manner that constituted a presumptive change of control of CSPAM, resulting in an assignment of the investment advisory agreement between the Fund and CSPAM previously in effect (“Previous Advisory Agreement”) and its automatic termination under the terms of the Previous Advisory Agreement and the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”); and

(2)	seek approval from the shareholders of the Fund of a new investment subadvisory agreement (“New Subadvisory Agreement”) between CSPAM and Fairlead Strategies, LLC, the Fund’s investment subadviser (“Fairlead” or “Subadviser”) with respect to Fairlead ETF, an action that is necessary because the termination of the advisory agreement between CSPAM and the Fund that resulted from the aforementioned change in control transactions also had the effect of immediately terminating the subadvisory agreement between CSPAM and Fairlead previously in effect (“Previous Subadvisory Agreement”); and

(3)	transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Shareholders of record of the Fund at the close of business on the record date, established as of July 7, 2025 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting. We anticipate that the Notice of Special Meeting of Shareholders, this proxy statement, and the proxy card (collectively, the “proxy materials”) will be mailed to shareholders beginning on or about July 15, 2025.

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held August 27, 2025
The Notice of Meeting, Proxy Statement and Proxy Card
are available at vote.proxyonline.com/fairlead/docs/tacticalsectoretf.pdf

Please read the proxy statement before voting on the proposal as it relates to the Fund in which you were invested as of the Record Date. If you need additional copies of this proxy statement or proxy card, please contact EQ Fund Solutions at 888-628-9011. Representatives are available to answer your call Monday through Friday, 9:00 a.m. to 10:00 p.m. Eastern Time. Additional copies of this proxy statement will be delivered to you promptly upon request.

For a free copy of the Fund’s annual report for the fiscal year ended January 31, 2025, or the most recent semi-annual report, please contact the Trust at 877-865-9549 or write to the Fairlead Tactical Sector ETF, c/o Ultimus Fund Solutions, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

DESCRIPTION OF PROPOSALS
PROPOSAL 1 - APPROVAL OF NEW ADVISORY AGREEMENT

Background

Shareholders of Fairlead Tactical Sector ETF (TACK) (the “Fund” or the “Fairlead ETF” ) are being asked in Proposal 1 to approve a new advisory agreement as it relates to the Fund (“New Advisory Agreement”).

The solicitation of shareholder votes on Proposal 1 is necessary because of a change of control at Cary Street Partners Asset Management LLC (the “Adviser” or “CSPAM”), the investment adviser of the Fund. More particularly, a private equity investment transaction that closed on May 30, 2025 caused a presumptive change in control of CSPAM, the Fund’s adviser since its inception, necessitating a shareholder vote to approve a new advisory contract between CSPAM and the Fund.

In that private equity transaction, CSP Parent LLC (“New Parent”) was formed as the ultimate holding company parent of CSPAM, acquiring 100% indirect ownership in CSPAM’s original parent holding company, Cary Street Partners Financial, LLC (“CSPF”). As a result, the CSPF legacy owners became the 100% owners of New Parent. Certain of these CSPF legacy owners then sold an approximately 63% majority ownership and voting control interest in New Parent to CSP Buyer, LLC, a Delaware limited liability company directly and indirectly owned by CIVC Partners Fund VII, L.P. (a private equity fund for which CIVC and its affiliates serve as the investment manager and general partner, respectively) and certain of its parallel funds and affiliated investors (together “CIVC Fund VII”), effective May 30, 2025 (the “CIVC Transaction”). CIVC is a Chicago-based institutional investment firm that focuses on investing in middle-market companies. Because New Parent is an indirect one hundred percent owner of CSPF, and CSPF is a direct 100% owner of CSPAM, CIVC Fund VII now has an approximately 63% majority ownership and voting control ownership interest in New Parent, as well as an indirect 63% ownership voting and control interests in both CSPF and CSPAM. Most importantly for the Fund’s purposes, the closing of the CIVC Transaction has resulted in CIVC Fund VII now having voting control of, and an approximately 63% indirect ownership in CSPAM, the Fund’s adviser.

No changes are contemplated to the investment advisory services that CSPAM will provide to the Fund or the advisory fees that CSPAM will be paid for those services, and all other terms and conditions of the New Advisory Agreement (other than differences one would expect such as the effective dates) are substantively identical to those of the Previous Advisory Agreement.

Information about the Fund

The Fund is a series of the Trust operating as an exchange-traded fund. The Trust is an open-end management investment company organized an Ohio Business Trust. CSPAM, located at 901 East Byrd St., Suite 1001, Richmond, Virginia 23219, is the Fund’s investment adviser. Fairlead Strategies LLC, located at 19 East Elm Street, 2nd Floor, Greenwich, CT 06830 is the Fund’s investment subadviser (“Fairlead” or “Subadviser”). The Fund’s administrator and fund accountant is Ultimus Fund Solutions, LLC (“Ultimus”) located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. Brown Brothers Harriman & Co. (“BBH”), located at 50 Post Office Square, Boston, MA 02110, is Custodian of the Fund’s investments. The Custodian acts as the Fund’s depository, safekeeps portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties. BBH also serves as the Fund’s Transfer Agent. Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Elkhorn, Nebraska 68022, serves as the Fund’s principal underwriter and distributor of the Fund’s Shares (the “Distributor”). The Distributor only distributes Fund Shares in Creation Units and does not maintain a secondary market in the Fund’s Shares. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority. The Distributor is a wholly owned subsidiary of Ultimus.

Information About CSPAM

Cary Street Partners Asset Management LLC (“CSPAM”), the Fund’s investment adviser, located at 901 East Byrd St., Suite 1001, Richmond, Virginia 23219, is registered as an investment adviser (first registered in 2017) with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). In addition to serving as the Fund’s investment adviser, CSPAM provides third party asset management services for clients of registered investment advisers (“Advisors”) through advisory programs (“Programs”) at various custodians on a discretionary basis. Such clients include, without limitation, individuals, high net worth individuals, pension and profit-sharing plans and charitable organizations. As of December 31, 2024, CSPAM had $1,491,784,656 in regulatory assets under management (“RAUM”), $1,469,869,451 on a discretionary basis and $21,915,214 on a non-discretionary basis.

CSPAM has served as the investment adviser to the Fund since the Fund’s inception on March 22, 2022. No changes to that role are contemplated by the Proposals. Under its advisory agreement with the Trust, on behalf of the Fund, the Adviser is responsible for providing the day-to-day management of the Fund’s portfolio under the general oversight of the Trust’s Board, but may delegate certain responsibilities to a subadviser, which it has done by engaging Fairlead Strategies LLC to serve as the Fund’s Subadviser and Portfolio Manager, also since the Fund’s inception.

CSPAM initially performed its services to the Fund under its original agreement with the Trust (the “Previous Advisory Agreement”), which the Trust’s Board initially considered and approved for a two-year term at its December 8, 2021 Board meeting, with an initial effectiveness date of March 8, 2022. In accordance with the requirements of the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board renewed the Previous Advisory Agreement for additional one-year terms at in-person Board meetings that occurred on December 7, 2023 and December 10, 2024. The Previous Advisory Agreement immediately terminated on May 30, 2025, when the CIVC Transaction was consummated. CSPAM is currently serving as the Fund’s investment adviser under an Interim Advisory Agreement that the Board approved at its March 11, 2025 in person meeting. That Interim Advisory Agreement has a maximum term of 150 days, measured from May 30, 2025, the date that the CIVC Transaction occurred. At the Trust’s March 11, 2025 in person Board meeting, the Board also approved a New Advisory Agreement for the Fund, which will go into effect if approved by Fund shareholders within the 150-day term of the Interim Advisory Agreement (on or prior to October 27, 2025).

As of May 1, 2025, CSPAM was 100% owned by its direct parent holding company, Cary Street Partners Financial LLC (“CSPF”). As of that date, Kevin L. Mitchell, Thomas H. Tullidge Jr., Matthew L. Rubin, and Nancy R. Oliver, as officers of CSPAM, and CSPF, in its capacity as the sole member of CSPAM (a member-managed limited liability company), collectively were the direct control persons of CSPAM.

In addition, Joseph R. Schmuckler, Douglas G. Stewart, Derron Slonecker, Thomas H. Tullidge Jr., Richard M. Hazel, Maria P. Tedesco and Katherine (Katie) T. Stockton were collectively the indirect control persons of CSPAM through their relationship with CSPF, CSPAM’s direct owner, and each of these individuals served as a member of the Board of Managers of CSPF (“CSPF Board”).

The following table sets forth the name and principal occupation/role of each individual who was a control person of CSPAM as of May 1, 2025.

NAME	PRINCIPAL OCCUPATION/ROLE
Joseph R. Schmuckler	Member of CSPF Board; Chief Executive Officer, Managing Director (CSPF)
Douglas G. Stewart	Chairman of CSPF Board
Derron Slonecker	Member of CSPF Board
Thomas H. Tullidge Jr.	Secretary, Treasurer, Managing Director (CSPAM); Member of CSPF Board, Managing Director and Chief Strategy Officer, Legal and Finance (CSPF)
Richard M. Hazel	Member of CSPF Board
Maria P. Tedesco	Member of CSPF Board
Katherine T. Stockton	Member of CSPF Board
Kevin L. Mitchell	Chief Financial Officer, Director (CSPAM)
Matthew L. Rubin	Chief Investment Officer – Asset Management, Managing Director (CSPAM)
Nancy R. Oliver	Chief Compliance Officer, Investment Advisory, Director (CSPAM)

Of the individuals listed above as control persons of CSPAM as of May 1, 2025, none had a greater than 25% beneficial ownership interest (based on voting interest) in CSPAM, while only Maria P. Tedesco (through Atlantic Union Bankshares Corporation), Derron Slonecker (though Ducera LLC), Joseph R. Schmuckler, Douglas G. Stewart, Thomas H. Tullidge Jr., and Richard M. Hazel directly or indirectly had a beneficial ownership interest (based on voting interest) in CSPAM from 5% to 25%.

In anticipation of the CIVC Transaction, CSPF effectuated an internal reorganization that was structured to efficiently accommodate CIVC’s change-in-control investment while achieving the agreed-upon ownership and economic result of having CIVC, through its private funds and affiliated investors, indirectly acquire a majority-controlling interest (i.e. greater than 50% voting power) in CSPF and each of CSPF’s seven direct and one indirect wholly-owned subsidiaries, including CSPAM. In essence, the internal reorganization involved the creation of a new ultimate parent holding company, CSP Parent LLC (“New Parent”), which became the indirect 100% parent entity of CSPF, as well as the indirect 100% owner of CSPAM and the 6 other direct and one indirect wholly-owned subsidiaries of CSPF. In the internal reorganization, via a merger, the existing owners of all classes of membership units of CSPF (other than common units of CSPF which were out of the money and cancelled for no consideration upon the merger) exchanged those units for a single class of membership units (Class A Units) in New Parent, with each CSPF owner receiving the total number of New Parent Class A Units, in the aggregate, that such owner would either sell or retain in the CIVC Transaction.

As a result of this internal reorganization, which occurred on May 29, 2025, one day before the closing of the CIVC Transaction, the following describes the configuration of CSPAM’s ownership for a single day (May 29, 2025) before the CIVC Transaction occurred on May 30, 2025:

●	CSPAM remained a wholly-owned subsidiary of CSPF.

●	CSPF became an indirect wholly-owned subsidiary of CSP Parent LLC (“New Parent”).

●	New Parent was 100% owned by the former legacy owners of CSPF, who exchanged their various classes of membership units in CSPF for a single class of membership units (Class A Units) in New Parent; CSPAM became an indirect 100% wholly-owned subsidiary of New Parent.

New Parent on May 29, 2025 had 88 CSPF legacy owners, with beneficial ownership interests ranging from less than 1% to approximately 29%. Of the 88 CSPF legacy owners, only Atlantic Union Bankshares Corporation had beneficial voting ownership interests exceeding 25% (making it a presumptive “control person” of New Parent, albeit for a single day and only in order to accomplish the CIVC Transaction the following day), while four CSPF legacy owners had 5% or greater beneficial ownership interests, making them “affiliates” of New Parent for purposes of the 1940 Act.

The Change in Control Transaction

On April 14, 2025, CSPAM publicly announced that its parent company and 100% owner, Cary Street Partners Financial LLC (“CSPF”), had entered into an agreement to sell a majority ownership interest in CSPF to private equity funds managed by and other investors affiliated with CIVC Partners, LP (“CIVC”), a Chicago-based institutional investment firm that focuses on investing in middle-market companies. The public announcement, which was communicated to Fund shareholders in a supplement to the Fund’s Prospectus and Statement of Additional Information filed with the SEC on the same date, described the details of the proposed transaction and also communicated that the Adviser did not expect the transaction to result in any change in the daily business operations of the Fund or the investment personnel who serviced the Fund, and that it was anticipated that CSPAM would continue to serve as the Fund’s investment adviser and that Fairlead would continue to serve as the Fund’s subadviser following the consummation of the sale. The supplement also apprised shareholders that because the CIVC Transaction would constitute a change in control of the Adviser and would result in the termination of both the current advisory and current subadvisory agreements, shareholders would be asked through a proxy process to approve new advisory and subadvisory contracts with CSPAM and Fairlead, respectively. Finally, the supplement informed shareholders that the CIVC Transaction was expected to close in the third quarter of 2025.

You are being asked to approve a new Advisory Agreement between CSPAM and the Fund because recent transactions involving the Fund’s Adviser (CSPAM) and affiliated entities resulted in a presumptive change of control of CSPAM under the Investment Company Act of 1940 (“1940 Act”), which constituted an “assignment” of the then current advisory agreement between CSPAM and the Fund under the 1940 Act and had the effect of automatically and immediately terminating that agreement. By its terms, as required by the 1940 Act, the Previous Advisory Agreement between the Fund and CSPAM automatically terminated upon its “assignment,” a term which under the 1940 Act encompasses a direct or indirect change in control of CSPAM. In effect, this provision requires a fund’s shareholders to vote on a new investment advisory agreement whenever the voting ownership control of the fund’s investment adviser changes. The provision is designed to ensure that shareholders have a say in determining the company or persons that manage their fund.

Section 2(a)(9) of the 1940 Act defines the term “control” as “the power to exercise a controlling influence over the management or policies of a company unless such power is solely the result of an official position with such company.” Section 2(a)(9) also creates certain rebuttable presumptions concerning “control” based on the ownership of a company’s voting securities. A “person” (defined to include individuals as well as companies) is presumed to control a company if they beneficially own more than 25% of the company’s voting securities, and are presumed to not control a company if they beneficially own 25% or less of the company’s voting securities “unless control actually exists in fact”.2 Under federal securities laws, the term “beneficial owner” is defined as a person who, either directly or indirectly, has or shares: (1) “voting power, including the power to vote, or to direct the voting of” the ownership interest; or (2) “investment power, including the power to dispose, or to direct the disposition of,” the ownership interest. Using these definitions, any transaction that results in a person who is not a presumptive control person of an adviser to a registered fund becoming a presumptive control person of that adviser, or results in a person who was a presumptive control person of such adviser becoming a presumptive non-control person, constitutes an assignment of the advisory contract with the registered fund and results in its immediate termination. When that occurs, a shareholder vote is required to approve a new advisory contract with the reconstituted adviser.

In the Fund’s situation, an indirect controlling interest in Cary Street Partners Financial LLC (“CSPF”), CSPAM’s 100% parent holding company, was acquired on May 30, 2025 by CSP Buyer, LLC, a Delaware limited liability company directly and indirectly owned by CIVC Fund VII, which is managed by CIVC Partners, LP (“CIVC”), a Chicago-based institutional investment firm that focuses on investing in middle-market companies (the “CIVC Transaction”). The CIVC Transaction caused a presumptive change in control of CSPAM, necessitating a shareholder vote to approve a new advisory contract between CSPAM and the Fund.

The following table sets forth the name and principal occupation/role of each individual who was a direct or control person of CSPAM as of May 30, 2025 (after the internal reorganization but before the CIVC Transaction):

NAME	PRINCIPAL OCCUPATION/ROLE
Joseph R. Schmuckler	Member of New Parent Board
Douglas G. Stewart	Member of New Parent Board
Thomas H. Tullidge Jr.	Secretary, Treasurer, Managing Director (CSPAM)
Kevin L. Mitchell	Chief Financial Officer, Director (CSPAM)
Matthew L. Rubin	Chief Investment Officer – Asset Management, Managing Director (CSPAM)
Nancy R. Oliver	Chief Compliance Officer, Investment Advisory, Director (CSPAM)

The closing of the CIVC Transaction was consummated on May 30, 2025, after the internal reorganization on May 29, 2025. At the closing, some of the CSPF legacy holders of New Parent Class A Units sold all of their Class A Units to CSP Buyer, LLC, while others sold only a portion of their New Parent Class A Units or no New Parent Class A Units at all. All told, when the CIVC Transaction was complete, CIVC through CSP Buyer, LLC, which is directly and indirectly owned by CIVC Fund VII, had purchased an approximately 63% majority ownership and voting control interest in New Parent from CSPF legacy owners of New Parent Class A Units. Owners of the remaining 37% of New Parent Class A Units, comprised of CSPF legacy owners who sold none or only a portion of their New Parent Class A Units to CSP Buyer, LLC (primarily employees of CSPF or its affiliates, together “Rollover Members”) will retain their New Parent Class A Units, providing meaningful continuity of ownership. Joseph R. Schmuckler and Douglas G. Stewart, both CSPF legacy unit holders, are considered to have indirect control of CSPAM by virtue of their service on New Parent’s Board of Managers.

This was the configuration of CSPAM’s ownership after the CIVC Transaction:

●	CSPAM continued to be a wholly-owned subsidiary of CSPF.

[2]	The presumption of control in Section 2(a)(9) can be rebutted through a factual showing to the SEC that the presumed control does not exist in practice, despite ownership levels. The burden of proof is on the party rebutting the control presumption and is fact intensive. The mere assertion of non-control is insufficient.

●	CSPF continued to be an indirect wholly-owned subsidiary of New Parent.

●	CSP Buyer, LLC became approximately a 63% beneficial owner of New Parent as a result of CSP Buyer, LLC purchasing New Parent Class A Units directly from CSPF legacy owners, with the remaining 37% beneficially owned directly by CSPF legacy owners of New Parent Class A Units who did not sell their Class A Units to CSP Buyer, LLC, resulting in CSPAM becoming an indirect 100% wholly-owned subsidiary of New Parent.

●	As a result of the CIVC Transaction, New Parent currently has 62 CSPF legacy owners, with beneficial ownership interests ranging from under 1% to approximately 6% of New Parent. Of the 62 CSPF legacy owners, none have beneficial ownership interests exceeding 25% (which would have made any such owner a presumptive “control person” of New Parent), while two CSPF legacy owners have 5% or greater beneficial ownership interests, making them “affiliates” of New Parent for purposes of the 1940 Act.

As a result of the CIVC Transaction, CSP Buyer, LLC, which is owned directly and indirectly by CIVC Fund VII, now has an approximately 63% controlling ownership and voting control interest in newly-created New Parent, the indirect holding company parent for CSPF and indirect holding company parent for several CSPF wholly-owned subsidiaries, including CSPAM. In addition, because New Parent is an indirect one hundred percent owner of CSPF, and CSPF is a direct one hundred percent owner of CSPAM, CIVC, through CSP Buyer, LLC’s approximately 63% indirect ownership and voting control interest in New Parent, now also has an approximately 63% indirect ownership and voting control interest in both CSPF (through New Parent) and CSPAM (through New Parent and CSPF). More particularly for our purposes, upon consummation of the CIVC Transaction, CIVC and CIVC Fund VII, through CSP Buyer, LLC, the direct holder of New Parent Class A Units, now have indirect voting control of, and an approximately 63% indirect ownership interest in CSPAM, the Fund’s adviser. Because of this change of control, CSPAM’s advisory contract with the Fund terminated, and shareholders must now approve a new advisory agreement between the parties.

The Board’s Approval of an Interim Advisory Agreement and New Advisory Agreement, Subject to Shareholder Approval

In anticipation of the consummation of the CIVC Transaction, at an in-person meeting of the Trust’s Board held on March 11, 2025, the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”), approved as in the best interest of the Fund and its shareholders an interim advisory agreement that would become effective on the date that the change in control transaction was consummated (“Interim Advisory Agreement”). In addition, the Board, including a majority of the Independent Trustees, approved the New Advisory Agreement, subject to shareholder approval, to replace the Interim Advisory Agreement prior to its termination. The Interim Advisory Agreement will terminate upon the earlier of 150 days from the date the Previous Advisory Agreement terminated or on the date the New Advisory Agreement is approved by the shareholders of the Fund. Under the 1940 Act, the New Advisory Agreement requires shareholder approval in order to become effective. Therefore, the Board is submitting the New Advisory Agreement to a vote of the shareholders of the Fund. As a shareholder of the Fund, you are entitled to vote on Proposal 1 relating to the New Advisory Agreement.

If Proposal 1 is approved by shareholders of the Fund during the 150-day period that the Interim Advisory Agreement is in effect, CSPAM will serve as the investment adviser to the Fairlead Fund for an initial two-year period from the effective date of the New Advisory Agreement, which would be the date that shareholders approve the new advisory agreement with CSPAM. The change of control of CSPAM is not expected to have any material impact on CSPAM’s business or operations or the day-to-day portfolio management of the Fund. The New Advisory Agreement and the Previous Advisory Agreement are identical in all material respects other than the dates of effectiveness and execution. Finally, the experienced high-quality CSPAM personnel overseeing the operations and management of the Fund and the excellent personnel providing portfolio management and other services for the Fund’s Subadviser, Fairlead Strategies LLC, will remain exactly the same.

Impact of the CIVC Transaction on the Funds’ Advisory Agreement

Shareholders of the Fund are being asked to approve the New Advisory Agreement because under the 1940 Act, the consummation of the CIVC Transaction constituted an “assignment” (as defined in the 1940 Act) of the Previous Advisory Agreement. As required under the 1940 Act, the Previous Advisory Agreement provides for its automatic termination in the event of its assignment. Accordingly, the Previous Advisory Agreement terminated upon the consummation of the CIVC Transaction, and the Interim Advisory Agreement that the Board had previously approved at its March 11, 2025 in person meeting went into effect immediately upon such termination, with a maximum duration of 150 days.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides a non-exclusive safe harbor whereby an investment adviser to a registered investment company (such as the Fund) or any of the adviser’s affiliated persons receive any amount or benefit in connection with a sale of securities of the investment adviser, or a sale of any other interest in such an adviser that results in an assignment of an investment advisory agreement, provided the following two conditions are satisfied:

(1) for a period of three years after the time of such a transaction, at least 75% of the members of the board of trustees of any investment company which it oversees are not “interested persons” (as defined in the 1940 Act) of the new or predecessor investment adviser; and

(2) for a period of two years after the time of such a transaction, there is no “unfair burden” imposed on any such investment company as a result of the transaction or any express or implied terms, conditions, or undertakings applicable thereto.

With respect to the second condition, the statute defines “undue burden” to include any arrangement after the sale of the interest in the investment adviser where the investment adviser (or predecessor or successor adviser), or any of its “interested persons” (as defined in the 1940 Act), receive or is entitled to receive any compensation, directly or indirectly, (i) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company), or (ii) from the investment company or its shareholders (other than fees for bona fide investment advisory or other services).

With respect to these requirements, CSPAM advised the Board that it will use reasonable best efforts to satisfy both conditions of Section 15(f), and that CSPAM has carefully structured the CIVC Transaction so as to protect the interests of the Fund and its shareholders.

With respect to the first condition, the Trust’s Board currently meets this 75% requirement and fully anticipates that it will continue to meet this requirement for the required three-year period. With respect to this requirement, it was also noted that that the Trust is a multiple series trust structure that oversees funds advised by multiple otherwise unaffiliated investment advisers, and that such advisers have no control or influence over Board composition matters.

With respect to the second condition, Section 15(f) specifies that no “unfair burden” may be imposed on the investment company as a result of the transaction relating to the change of control, it is relevant that the Previous Advisory Agreement the New Advisory Agreement are each unitary fee arrangements with identical fees and terms. Under both Agreements, the Adviser is entitled to receive a unitary fee of 0.59% Under both Agreements, the Adviser is specially required to pay its own expenses in connection with rendering the services to be provided by it pursuant to this Agreement. In addition, the Adviser is responsible for: (i) the Fund’s organizational expenses (unless reimbursement from the Trust is requested pursuant to Section 4(b) of this Agreement); (ii) the costs of any special Board meetings or shareholder meetings convened for the primary benefit of, and specifically requested by, the Adviser; (iii) any costs of liquidating or reorganizing the Fund if the liquidation or reorganization is made at the request of the Adviser (unless such cost is otherwise allocated by the Board); (iv) amendments to the Registration Statement (other than amendments implemented in connection with the annual Registration Statement update) or supplements to the Prospectus as specifically requested by the Adviser (collectively, “Updates”) (unless such cost is otherwise allocated by the Board); and (v) the dissemination of such Updates (unless such cost is otherwise allocated by the Board). In addition, in both the Previous Advisory Agreement and the New Advisory Agreement, the Adviser agrees (in Appendix A of the Agreements) to pay all of the expenses of the Fund “except for the management fee payable under this Agreement, expenses incurred pursuant to the Fund’s 12b-1 Distribution Plan (which the Fund does not have), costs of borrowing (such as interest charges and dividend expenses on securities sold short), taxes or governmental fees, acquired fund fees and expenses (if any), brokerage commissions and other expenses of executing portfolio transactions, costs of holding shareholder meetings, including proxy costs, fees and expenses associated with the Fund’s securities lending program, if any, and litigation and potential litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business”.

Based on these provisions and other information provided to the Board, the Board concluded it is unlikely that any “unfair burden” will be imposed upon the Funds for the relevant two-year period.

Terms of the Previous, Interim and New Advisory Agreements

A copy of the New Advisory Agreement is attached as Exhibit A. The following description is a summary that discusses all relevant and material terms of that agreement. However, you should refer to Exhibit A for the full text of the New Advisory Agreement. There are no differences between the terms of the New Advisory Agreement, the Interim Advisory Agreement, or Previous Advisory Agreement with respect to services provided by CSPAM, and the New Advisory Agreements and the Previous Advisory Agreement are identical with respect to the to the Unitary Management Fee paid to CSPAM. The fees paid to CSPAM under the Interim Advisory Agreement differ from the New Advisory Agreement in that such fees are subject to escrow under SEC Rule 15a-4, with the amount paid dependent on the outcome of the shareholder vote to approve a new advisory agreement.

Services Rendered by the Adviser to the Fund. The New Advisory Agreement requires CSPAM to assume all investment duties and have full discretionary power and authority with respect to the investment of the assets of the Fund. Without limiting the generality of the foregoing, the New Advisory Agreement requires the Adviser, with respect to the assets of the Fund, to: (i) obtain and evaluate such information and advice relating to the economy, securities markets, and securities and other investments as it deems necessary or useful to discharge its duties hereunder; (ii) continuously invest Fund assets in a manner reasonably consistent with the directions and policies set from time to time by the Board and any amendments thereto (“Board Policies”), the organic documents, the Prospectus, the Procedures (the Board Policies, the organic documents, the Prospectus, and the Procedures, collectively, the “Governing Documents”), and any other written guidelines or restrictions agreed to in writing by the Trust and the Adviser with respect to the Fund that are not inconsistent with the Governing Documents (the “Adviser Guidelines”), each as promptly provided to the Adviser by the Trust; (iii) determine the securities and other investments to be purchased, sold or otherwise disposed of and the timing of such purchases, sales and dispositions; (iv) vote all proxies for securities owned by the Fund and exercise all other voting rights with respect to such securities in accordance with the proxy voting policies and procedures approved by the Board; (vi) promptly issue settlement instructions to custodians designated by the Trust on behalf of the Fund; (vii) evaluate the credit worthiness of securities dealers, banks and other entities with which the Trust, on behalf of the Fund, may engage in repurchase agreements and monitor the status of such agreements; and (viii) take such further action, including, the placing of purchase and sale orders, selecting broker-dealers to execute such orders on behalf of the Fund, negotiating commission rates to be paid to broker-dealers, opening and maintaining trading accounts in the name of the Fund, and executing for the Fund, as its agent and attorney-in-fact, standard institutional customer agreements with broker-dealers, each as the Adviser shall deem necessary or appropriate, in its sole discretion, to carry out its duties under the Agreement.

Advisory Fee. The New Advisory Agreement and Previous Advisory Agreement contain identical fee structures. Both agreements provide that CSPAM shall be entitled to receive a contractual unitary advisory fee from the Fund of 0.59% of the Fund’s average daily net assets. The fees paid to CSPAM under the Interim Advisory Agreement differ from the New Advisory Agreement in that such fees are subject to escrow under SEC Rule 15a-4, with the amount paid dependent on the outcome of the shareholder vote to approve a new advisory agreement.

Duration and Termination. The New Advisory Agreement becomes effective as of the date first written in the agreement after the requisite approval by the Independent Trustees of the Board and by the vote of a majority of the Fund’s outstanding voting securities, if required by the 1940 Act or applicable staff interpretations thereof. Both agreements provide that they shall remain in effect for the Fund for two years from the effective date and thereafter for successive periods of one year, subject to annual approval by Board’s Independent Trustees or Shareholders as required by the 1940 Act. The New Advisory Agreement also provides however, that if the continuation of the Agreement as to the Fund is not approved, the Adviser may continue to render to that Fund the services described in the Advisory Agreement in the manner and to the extent permitted by applicable law.

The New Advisory Agreement provides that the Advisory Agreement may be terminated immediately by the Trust with respect to the Fund if the Board, in its reasonable discretion and having due regard to the protection of investors and to the effectuation of the policies declared in section 1(b) of the 1940 Act, find that the services being rendered by the Adviser under the Advisory Agreement fail in a material way to provide responsible management to the Fund as reasonably expected by an investment adviser, as defined in the Advisers Act. In such circumstances, the Adviser is given the opportunity, within ten (10) days of receipt of a written notice describing any such failure and the reasons therefor in reasonable detail, to cure the failure that is the subject of such notice.

The New Advisory Agreement permits the termination of the agreement by either party at any time by written notice of at least 60 days to the other party. Action by the Trust to terminate the Agreement may be taken either (i) by vote of a majority of its Independent Trustees, or (ii) by the affirmative vote of a majority of the outstanding shares of the Trust. Under the New Advisory Agreement, termination of the Agreement by either party pursuant to the referenced contractual provisions is not subject to the payment of any penalty. Finally, the New Advisory Agreement provides that the Advisory Agreement shall terminate immediately upon its assignment.

Payment of Expenses. Under the New Advisory Agreement, the Adviser is specifically required to pay its own expenses in connection with rendering the services it is required to provide pursuant to the Agreements. In addition, the Adviser is responsible for: (i) the Fund’s organizational expenses (unless reimbursement from the Trust is requested pursuant to Section 4(b) of this Agreement); (ii) the costs of any special Board meetings or shareholder meetings convened for the primary benefit of, and specifically requested by, the Adviser; (iii) any costs of liquidating or reorganizing the Fund if the liquidation or reorganization is made at the request of the Adviser (unless such cost is otherwise allocated by the Board); (iv) amendments to the Registration Statement (other than amendments implemented in connection with the annual Registration Statement update) or supplements to the Prospectus as specifically requested by the Adviser (collectively, “Updates”) (unless such cost is otherwise allocated by the Board); and (v) the dissemination of such Updates (unless such cost is otherwise allocated by the Board). In addition, under the New Advisory Agreement, the Adviser agrees (in Appendix A of the Agreements) to pay all of the expenses of the Fund “except for the management fee payable under this Agreement, expenses incurred pursuant to the Fund’s 12b-1 Distribution Plan (if any), costs of borrowing (such as interest charges and dividend expenses on securities sold short), taxes or governmental fees, acquired fund fees and expenses (if any), brokerage commissions and other expenses of executing portfolio transactions, costs of holding shareholder meetings, including proxy costs, fees and expenses associated with the Fund’s securities lending program, if any, and litigation and potential litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.”

Finally, under the New Advisory Agreement, to the extent that the Adviser pays fees with respect to the Fund, in addition to any distribution or servicing fees paid by the Fund, to a third party, including without limitation banks, broker-dealers, financial advisors, or pension administrators, for sub-administration, sub-transfer agency or any other servicing or distribution services, the Adviser is required to report such payments (and to which third parties) regularly to the Trust.

Brokerage and Best Execution. Under the New Advisory Agreement, the Adviser’s primary consideration in effecting transactions on behalf of the Fund is to seek best execution. In selecting broker-dealers to execute transactions, the Adviser may take the following, among other things, into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The execution price of a transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the execution services offered.

Consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) and applicable regulations and interpretations, the Adviser may allocate brokerage on behalf of the Fund to a broker-dealer who provide research services. Subject to compliance with Section 28(e), the Adviser may cause the Fund to pay to a broker-dealer who provides research services a commission that exceeds the commission the Fund might have paid to a different broker-dealer for the same transaction if the Adviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Adviser’s overall responsibilities to the Fund or its other advisory clients.

The Adviser may aggregate sales and purchase orders of the assets of the Fund with similar orders being made simultaneously for other accounts advised by the Adviser or its affiliates. Whenever the Adviser simultaneously places orders to purchase or sell the same asset on behalf of the Fund and one or more other accounts advised by the Adviser, the orders must be allocated as to price and amount among all such accounts in a manner believed to be equitable and consistent with its fiduciary obligations to the Fund and such other accounts.

Limitation on Liability and Indemnification. Under the New Advisory Agreement, the Adviser agrees to indemnify the Trust, the Fund and the Trust’s officers, trustees, employees, affiliates and agents (each, a “Trust Indemnitee”) for, and to defend and hold each Trust Indemnitee harmless from, all losses, costs, damages and expenses (including reasonable legal fees) (incurred by the Trust Indemnitee and arising from or in connection with the performance of the New Advisory Agreement and resulting from the Adviser’s bad faith, willful misfeasance, or negligence in the performance of its duties under the agreement), the Adviser’s reckless disregard of its duties or obligations under the New Advisory Agreement, or the breach of its fiduciary duty to the Trust under federal securities laws or state laws; provided, however, no such indemnification shall be required to the extent that the losses result from the Trust’s bad faith, willful misfeasance, or negligence in the performance of its duties under the New Advisory Agreement or the Trust’s reckless disregard of its duties or obligations under the New Advisory Agreement.

Under the New Advisory Agreement, the Trust agrees to indemnify the Adviser, its officers, directors, employees, affiliates and agents (each, an “Adviser Indemnitee”) for, and to defend and hold each Adviser Indemnitee harmless from all losses incurred by the Adviser Indemnitee and arising from or in connection with the performance of its duties under the agreement; provided, however, no such indemnification shall be required to the extent that the losses result from the Adviser’s bad faith, willful misfeasance, or negligence in the performance of its duties under the New Advisory Agreement or a relevant subadvisory agreement, the Adviser’s reckless disregard of its duties or obligations under the New Advisory Agreement or a relevant subadvisory agreement, or the Adviser’s breach of its fiduciary duty under federal securities laws and state law.

Delegation to Subadvisers. Under the New Advisory Agreement, the Adviser, at its own expense, is authorized to carry out any of its obligations under the New Advisory Agreement by employing, subject to the approval, direction and control of the Board, one or more subadvisers who are registered as investment advisers pursuant to the Advisers Act. The Adviser shall: (i) evaluate, select and recommend Subadvisers to manage all or a portion of the Fund’s assets; (ii) allocate and, when appropriate, reallocate the Fund’s assets among multiple Subadvisers; (iii) terminate any Subadviser; (iv) monitor and evaluate each Subadviser’s performance; and (v) implement procedures reasonable designed to help ensure that Subadvisers, in providing services to the Fund, comply with the Fund’s investment objective, investment policies, and investment restrictions documented in the Board Policies, the organic documents, the Prospectus, the Adviser Guidelines, and the Procedures, each as provided to the Adviser by the Trust; the 1940 Act; the Advisers Act, the Securities Act of 1933; the 1934 Act; the Internal Revenue Code of 1986, as amended; and other applicable laws. Despite the Advisor’s ability to employ Subadvisers to perform the duties set forth in Section 3 of this Agreement, the Adviser retains overall supervisory responsibility for the general management and investment of the Fund’s assets.

* * * * *

At its March 11, 2025 in-person Board meeting, the Trust’s Board considered the approvals of the New and Interim Advisory Agreements and the New and Interim Subadvisory Agreements together. A discussion of the factors that the Board considered in deciding whether to approve each of these agreements follows immediately after our discussion of Proposal 2 - APPROVAL OF NEW SUBADVISORY AGREEMENT.

PROPOSAL 2- APPROVAL OF NEW SUBADVISORY AGREEMENT

Background

Shareholders of Fairlead Tactical Sector ETF (TACK) (the “Fund”) are being asked in Proposal 2 to approve a new subadvisory agreement between Cary Street Partners Asset Management LLC (“CSPAM” or the “Adviser”) and Fairlead Strategies LLC (“Fairlead” or the “Subadviser”) with respect to the Fund (“New Subadvisory Agreement”). The solicitation of shareholder votes on Proposal 2 is necessary because, as discussed in Proposal 1, a recent series of transactions involving CSPAM and its affiliates resulted in a change in control of CSPAM that caused the Previous Advisory Agreement with the Fund to automatically and immediately terminate, as required by the terms of the Previous Advisory Agreement and the requirements of section 15(b) of the Investment Company Act of 1940, as amended (“1940 Act”). Although there was no change in control of Fairlead as a result of these transactions, the termination of the Previous Advisory Agreement that resulted from CSPAM’s change in control also caused the prior subadvisory agreement between CSPAM and Fairlead (“Previous Subadvisory Agreement”) to terminate simultaneously with the termination of the Previous Advisory Agreement, because CSPAM was no longer contractually the Fund’s adviser pursuant to a contact that had been approved by shareholders and therefore could not be a party to a subadvisory agreement with Fairlead or delegate any responsibilities to Fairlead. Section 15(a) of the 1940 Act makes it unlawful for any person to serve or act as an investment adviser (including a subadviser) to a registered fund except pursuant to a written contract that has been approved by vote of a majority of the outstanding voting securities of the Fund. Because the Previous Subadvisory Agreement between CSPAM and Fairlead was terminated by the termination of the Previous Advisory Agreement that occurred as a result of CSPAM’s change in control, a New Subadvisory Agreement between CSPAM and Fairlead must be approved by Fund shareholders.

No changes are contemplated to the subadvisory services that Fairlead will provide to the Fund or the advisory fees that Fairlead will be paid for those services, and all other terms and conditions of the New Subadvisory Agreement (other than differences one would expect such as the effective dates) are substantively identical to those of the Previous Advisory Agreement.

Information About Fairlead and Portfolio Manager Katie Stockton

Fairlead Strategies, LLC d/b/a Fairlead Strategies (“Fairlead”) is an SEC-registered investment adviser (since 2021) based in Greenwich, Connecticut. Fairlead was founded in February 2018 by Katie Stockton, who serves as the firm’s Managing Director and remains Fairlead’s principal owner. Fairlead is an independent research firm and investment adviser focused on technical analysis.

Ms. Stockton serves as the sole portfolio manager for the Fairlead Tactical Sector ETF (TACK), launched in March 2022 as a partnership between Fairlead and CSPAM. Prior to forming Fairlead Strategies in 2018, Katie spent more than 20 years on Wall Street providing technical research and advice to institutional investors. She served as Chief Technical Strategist for BTIG and Chief Market Technician at MKM Partners, and she has worked for technical strategy teams at Morgan Stanley and Wit Soundview.

With help from the Fairlead Strategies team, Katie provides research and consulting services to institutions, investment advisors, and individuals. Katie holds the distinction of being the youngest female to have attained the Chartered Market Technician (CMT) designation in 2001. She has played a significant role in the CMT Association, serving as Vice President from 2012 to 2016.

Ms. Stockton graduated with honors from the University of Richmond and contributes to her community by mentoring young women and guest lecturing at universities. She serves on the Endowment Investment Committee for her church and formerly served on the Board of CSPF.

As an official CNBC contributor, Katie frequently shares her market perspectives with investors worldwide. She is quoted often by financial news publications like Barron’s and The Wall Street Journal, and she has a wide following on social media.

In providing subadvisory services to the Fund, Ms. Stockton is supported by Tracy Townshend, who is a partner of the firm as well as its Chief Operating Officer and Chief Compliance Officer, and by Tom Herrick, who joined Fairlead as the Head of Distribution in April 2025 and is responsible for business development concerning Fairlead’s research and asset management service offerings, including the Fund. Prior to joining Fairlead, Tom was Chief Market Strategist, Managing Director for CSPF from 2023 to 2024, as well as Chief Investment Officer and also as a senior research and investment officer for the firm from 2015 to 2023, after having joined the firm in 2008. Tom was also a member of CSPF’s Executive Committee from 2015 to 2024.

In addition to providing investment subadvisory advisory and portfolio management services to the Fund, Fairlead offers a subscription service to investors with comprehensive periodic reports covering global financial markets, shaped by more than 25 years of experience providing technical strategy research to institutional clients. Fairlead produces and provides a weekly report that covers equities, commodities, currencies, and Treasuries, including in-depth commentary and easy-to-comprehend charts. Each report consists of specific stock and ETF recommendations designed for idea generation. All subscribers also receive a daily report covering technical catalysts, high-conviction signals, and market internal measures and weekly sector “deep dives” that compile important indicator data for stocks compared against their peers, including commentary to facilitate market timing. Fairlead also offers two additional weekly reports: ETF Navigator and Cryptocurrency Compass. Beyond the written product, Fairlead offers specialized high-touch services with access to Fairlead’s team via calls, meetings, and emails/Instant Bloomberg (IB), providing responsive analysis in a dynamic market environment. Active traders and money managers utilize these proprietary services to identify catalysts and action items specific to their watchlists or portfolios. Fairlead also offers subscribing investors Premium Plan services range from portfolio analysis and chartbooks to custom filters and scans. are available for “teach-ins” regarding project work, providing full disclosure of our methodology.

As of January 16, 2025, Fairlead had $215,356,115 in regulatory assets under management (“RAUM”), on a discretionary basis, all of which were attributable to the Fairlead Fund. As of the same date, Katie Stockton was Fairlead’s sole owner, owning 100% of the company.

The following table sets forth the name and principal occupation/role of each individual who was an executive officer/control person of Fairlead as of May 1, 2025:

NAME	PRINCIPAL OCCUPATION/ROLE
Katie Stockton	Founder, Managing Partner
Tracy Townsend	Partner, Chief Operating Officer and Chief Compliance Officer,

Previous Subadvisory Agreement

Fairlead has served as the investment subadviser to the Fund since the Fund’s inception on March 22, 2022. No changes to that role are contemplated by Proposal 2, nor will there any changes in the services that Fairlead is obligated to provide.

Under its Previous Subadvisory Agreement with CSPAM, Fairlead was obligated, “[s]ubject to the control and supervision of the Board of Trustees of the Fund (the “Board”) and Adviser * * * at no expense to the Fund or the Trust, [to] employ the Fairlead Investment Strategy to continuously furnish to the Fund an investment program for all of the Fund’s assets and have full discretion to make investment decisions with respect to the purchase and sale of portfolio securities for the Fund.” The term “Fairlead Investment Strategy” is defined in the Previous Subadvisory Agreement to encompass “certain models, investment strategies and algorithms” to which Fairlead owns all rights, including “all associated technology, data, know-how, source code, software, computer programs, data sets, trading methods or strategies, inventions, copyrighted works, works of authorship, trade secrets, proprietary information and other intellectual property therein, which the Subadviser uses in making portfolio trading decisions for the Fund.” The Subadviser is also required “to act in the best interests of the Fund and [to] comply with(i) applicable laws and regulations, including but not limited to the 1940 act; (ii) the terms of the Previous Subadvisory Agreement; (iii) the Fund’s investment objective, policies and restrictions as reflected in the Fund’s current registration statement”; and (iv) such other guidelines as the Board adviser may establish from time to time in consultation with the Subadviser.

In addition, under the Previous Subadvisory Agreement, the Subadvisor is obligated, at no expense to the Fund or the Trust, to provide or make available to the Adviser and/or the Board appropriate personnel for periodic commentary regarding the Fund’s performance as may be reasonably requested by the Adviser, the Board, or the Trust’s CCO.

The Subadviser, at its own expense, is responsible for paying all expenses incurred in connection with its performance of the Previous Subadvisory Agreement and any other expenses that the Subadviser agrees in writing to bear. The Subadviser is not obligated under the Previous Subadvisory Agreement to pay any expenses on behalf of the Fund that are not expressly assumed by the Subadviser under the Previous Subadvisory Agreement.

At no expense to the Fund or the Trust, the subadviser is required to provide the Adviser and/or the Trust’s CCO compliance reports relating to its duties under the agreement on an as needed basis, but shall furnish this compliance report at least on a quarterly basis.

The Adviser is responsible under the Previous Subadvisory Agreement for placing all orders pursuant to the Subadviser’s investment determinations for the Fund either directly with the issuer or through broker-dealers selected by the Adviser. The Adviser is also responsible under the Previous Subadvisory Agreement for voting proxies for the Fund in a manner that is consistent with the Adviser’s Proxy Voting Policies and the Fund’s disclosure documents, and to keep the Subadviser informed as to such vote.

Fairlead previously performed its subadvisory services pursuant to the Previous Subadvisory Agreement, which the Trust’s Board initially considered and approved for initial two-year term at its December 8-9, 2021 Board meeting, with an initial effectiveness date of March 1, 2022. The Fund commence operations on March 22, 2022. In accordance with the requirements of the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board renewed the Previous Subadvisory Agreement for additional one-year terms at Board meetings that occurred on December 7-8, 2023 and December 10-11, 2024.

Termination of the Previous Subadvisory Advisory

The Previous Subadvisory Agreement between CSPAM and Fairlead also terminated on May 30, 2025, at the same time that the Fund’s Previous Advisory Agreement with CSPAM terminated because of the CIVC Transaction, which resulted in a change in control of CSPAM as described in Proposal 1. Although the CIVC Transaction did not cause a change in control of the Subadviser, the Previous Subadvisory Agreement nevertheless terminated simultaneously with the termination of the Previous Advisory Agreement because CSPAM was no longer the Fund’s Adviser, and the Subadviser had no direct contractual relationship with the Fund. Because section 15(a) of the 1940 Act makes it unlawful for any person to serve or act as an investment adviser (including a subadviser) to a registered fund except pursuant to a written contract that has been approved by vote of a majority of the outstanding voting securities of the fund, and because the Previous Subadvisory Agreement between CSPAM and Fairlead was terminated by the termination of the Advisory Contract that occurred as a result of CSPAM’s change in control, a New Subadvisory Agreement between CSPAM and Fairlead must be approved by shareholders.

The Board’s Approval of an Interim Subadvisory Agreement and a New Subadvisory Agreement, Subject to Shareholder Approval

Prior to and in anticipation of the recent consummation of the CIVC Transaction that resulted in a change in control of CSPAM, the Fund’s Investment Adviser, and the related consequence of that termination also terminating the Previous Subadvisory Agreement between CSPAM and Fairlead, the Trust’s Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”), at an in person meeting of the Board that occurred on March 11, 2025 approved as in the best interest of the Fund and its shareholders an interim subadvisory agreement that became effective on May 30, 2025, the date that the change in control transaction was consummated (“Interim Subadvisory Agreement”). In addition, the Board, including a majority of the Independent Trustees, approved a new subadvisory agreement between CSPAM and Fairlead, subject to shareholder approval (“New Subadvisory Agreement”), to replace the Interim Subadvisory Agreement prior to its termination. The Interim Subadvisory Agreement will terminate upon the earlier of 150 days from the date the Previous Subadvisory Agreement terminated or on the date the New Subadvisory Agreement is approved by the shareholders of the Fund. Under the 1940 Act, the New Subadvisory Agreement requires shareholder approval in order to become effective. Therefore, the Board is submitting the New Subadvisory Agreement to a vote of the shareholders of the Fund. As a shareholder of the Fund, you are entitled to vote on that matter.

If Proposal 2 is approved by shareholders of the Fund during the 150-day period that the Interim Subadvisory Agreement is in effect, Fairlead will serve as the investment subadviser to the Fund for an initial two-year period from the effective date of the New Subadvisory Agreement, which would be the date that shareholders approve the New Subadvisory Agreement with Fairlead. The change of control of CSPAM is not expected to have any material impact on Fairlead, or on business or operations or the day-to-day portfolio management of the Fund. The New Subadvisory Agreement and the Previous Subadvisory Agreement are identical in all material respects other than the dates of effectiveness and execution. Finally, the experienced high-quality CSPAM personnel overseeing the operations and management of the Fund and the excellent personnel at Fairlead providing portfolio management and other services for the Fund will remain exactly the same.

Board Consideration and Approval of the Interim and New Advisory Agreements and New and Interim Subadvisory Agreements for the Fairlead Fund

The following discussion reflects the Board’s discussions and deliberations at its March 11, 2025 in person Board meeting on the question of whether to approve Interim and New Advisory Agreements between Fund and Cary Street Asset Management, LLC (“CSPAM,” “Cary Street” or the “Adviser”), with the New Advisory Agreement subject to shareholder approval, as well as Interim and New Subadvisory Agreements between the CSPAM and Fairlead, with the latter also subject to shareholder approval.

I.	Consideration and Approval of Matters Relating to the Change in Control of Cary Street

Before admitting representatives of Cary Street and Fairlead to the Meeting, Counsel summarized recent communications with Cary Street regarding the planned transaction whereby Cary Street’s parent company and 100% owner, Cary Street Partners Financial LLC (“CSPF”), would sell a majority ownership interest in CSPF to private equity funds managed by CIVC Partners, LP (“CIVC”), resulting in a change of control of Cary Street under relevant provisions of the 1940 Act (the “Transaction”). He explained that the Investment Advisory Agreement with Cary Street on behalf of the Fairlead ETF and the Investment Subadvisory Agreement between Cary Street and Fairlead would automatically terminate as a result of the Transaction, and therefore, a new Investment Advisory Agreement with Cary Street (the “New Advisory Agreement”) and new Investment Subadvisory Agreement between Cary Street and Fairlead (the “New Subadvisory Agreement”) would need to be approved by the Board as well as by a majority of the outstanding voting securities of the Fairlead ETF. Counsel also explained that the 1940 Act permits the Board to approve an Interim Investment Advisory Agreement and Interim Investment Subadvisory Agreement without shareholder approval to be effective for a term up to 150 days so that the Fairlead ETF may continue to receive advisory services after the advisory contract terminates due to a change of control. He further noted that during this interim period any advisory fees payable to Cary Street would be held in escrow pending the results of the proxy vote to approve the New Advisory Agreement.

The Board then welcomed representatives of Cary Street and Fairlead the Meeting to discuss the planned change in ownership structure of Cary Street. Counsel reminded the Trustees that the Board had approved the continuation of the Fund’s current Investment Advisory Agreement with Cary Street and current Investment Subadvisory Agreement between Cary Street and Fairlead for an additional one-year period at its meeting held on December 10 and 11, 2024. He noted that responses to counsel’s due diligence letter requesting information relevant to the approval of the New Investment Advisory Agreement and the New Subadvisory Agreement were included in the Board Materials, and further noted that the responses of both Cary Street and Fairlead were similar in substance and form to those provided in response to the due diligence request for the December 2024 meeting. Counsel then reviewed the proposed approvals for the Board’s consideration related to the Cary Street change of control Transaction, which included the following: approval of a proxy statement filing, record date and notice of a special meeting of shareholders,; approvals of an interim investment advisory agreement with Cary Street on behalf of the Fairlead ETF (the “Interim Advisory Agreement”); and an interim investment subadvisory agreement between Cary Street and Fairlead (the “Interim Subadvisory Agreement”), each to be effective upon the consummation of the Transaction for a period of up to 150 days; and approvals of the New Advisory Agreement and approval of the New Subadvisory Agreement, each subject to shareholder approval.

Cary Street’s representatives then discussed the status of the Transaction and the ownership structure that would become effective upon the closing of the Transaction. They stated that an agreement had not yet been finalized and signed between CSPF and CIVC, but that the agreement was expected to be finalized in the near future. They informed the Board that Cary Street’s parent company, CSPF, had arranged financing to buy out some of the institutional and individual investors that currently hold stakes in Cary Street, but that each of these investors owned less that a 25% interest in the company They stated that, while final details had not been fully agreed to, it is anticipated that following the closing of the Transaction, a group of CIVC-managed private equity funds was expected to control Cary Street’s Board of Directors, holding two Board seats to Cary Street’s one. They then discussed the FINRA approval process required in connection with the change of control because one of CSPF’s subsidiaries is a registered broker dealer, and the impact the FINRA approval to the timeline for closing the Transaction. Counsel stated that a supplement to the Fund’s prospectus would be filed with the SEC when the agreement between CSPF and CIVC is signed, which would notify shareholders of the expected Transaction, the resulting change of control, and the shareholder meeting to approve the New Advisory Agreement and New Subadvisory Agreement. Counsel then discussed the timeline for filing the proxy statement and obtaining shareholder approval and the information required to be included in the proxy statement. He explained that the new ownership structure of Cary Street would need to be disclosed in detail in the proxy statement. Cary Street’s representatives responded that greater clarity regarding the anticipated ownership structure upon closing the Transaction would be available and provided to the Board when the agreement between CSPF and CIVC is finalized. Thereafter, representatives of Cary Street and Fairlead responded to questions from the Board, and discussion ensued. When there were no additional questions or comments for the Cary Street and Fairlead personnel, they left the Meeting.

A discussion ensued regarding Cary Street’s and Fairlead’s responses to counsel’s due diligence requests, as included in the Board Materials, the impact of the change of control at Cary Street, the specific action items required to effectuate the New Advisory Agreement and New Subadvisory Agreement upon the closing of the Transaction and the timing of such activities. Counsel confirmed that the date of the closing of the Transaction would trigger the start of the Interim Advisory Agreement and Interim Subadvisory Agreement. In response to a Trustee’s question, Counsel also confirmed that Cary Street would be fully responsible for paying for the expenses associated with the proxy statement filing, solicitation and shareholder approval.

II.	Approval of Interim Investment Advisory Agreement with Cary Street

III.	Approval of Interim Subadvisory Agreement between Cary Street and Fairlead

IV.	Approval of New Investment Advisory Agreement with Cary Street

V.	Approval of New Subadvisory Agreement between Cary Street and Fairlead

Counsel then reviewed with the Board a memorandum that summarized the legal standards applicable to the Trustees’ consideration of the approval of the New Advisory and Subadvisory Agreements and the Interim Advisory and Interim Subadvisory Agreements. He reviewed with the Trustees their responsibilities in connection with these approvals, including a summary of relevant legal standards, each Trustee’s duty of care and duty of loyalty obligations and application of fiduciary duty standards pursuant to Section 36(b) of the 1940 Act. He discussed all the factors that may be relevant to the Trustees in determining whether to approve these agreements, including the factors outlined in Gartenberg v. Merrill Lynch Asset Management, Inc. (“Gartenberg”). Counsel reminded the Trustees that the Board’s approval of the New Advisory Agreement and the New Subadvisory Agreement will be subject to approval by Fund shareholders, and that the maximum duration of the Interim Advisory Agreement and the Interim Subadvisory Agreement, will be 150 days from the date that the Adviser’s change in control transaction was consummated.

The Trustees reviewed and discussed the responses to due diligence requests provided by Cary Street and Fairlead. After further review, the Board agreed that the information provided was sufficient to make a determination regarding the approval of the New Advisory and Subadvisory Agreements and the Interim Advisory and Subadvisory Agreements for the Fund. Counsel led the discussion related to the Board’s consideration and approval of the New Advisory Agreement and New Subadvisory Agreement for the Fairlead ETF. He referred the Trustees to the materials provided by Cary Street and Fairlead respectively in connection with the Board’s consideration of the approval of the New Advisory Agreement and New Subadvisory Agreement. Prior to the Meeting, the Trustees received and considered information from Cary Street, Fairlead, and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the terms of the proposed approval of the New Advisory Agreement between the Trust and Cary Street, including, but not limited to: Cary Street’s response to counsel’s due diligence letter requesting information relevant to the approval of the New Advisory Agreement; Fairlead’s response to counsel’s due diligence letter requesting information relevant to the approval of the New Subadvisory Agreement; the operating expenses of the Fairlead ETF; the unitary fee contained in the current and New Investment Advisory Agreement pursuant to which the operating expenses of the Fairlead ETF would be limited to those fees paid by the Fairlead ETF to Cary Street (subject to specific exclusions disclosed in the ETF’s prospectus); the profitability of the Fairlead ETF to Cary Street and Fairlead, respectively; the overall financial condition of Cary Street and Fairlead, respectively; the proposed Transaction between CFPC and CIVC and the new ownership structure of Cary Street upon the closing of the Transaction, and the peer group expense and performance data provided by Broadridge for comparative purposes (the “Support Materials”).

The Trustees and counsel discussed various components of the Support Materials provided, which included: (i) the services provided by Cary Street and Fairlead to the Fairlead ETF and the resources available to support the Fund, (ii) asset growth in the Fairlead ETF, (iii) the Fund’s performance compared to its benchmark index, the Morningstar Moderate Target Risk Total Return Index, a secondary index, the S&P 500 Total Return Index, the Morningstar Tactical Allocation peer group category and the custom peer group presented in the report provided by Broadridge, (iv) the Fund’s fees compared to the Morningstar Tactical Allocation peer group category and the custom peer group presented in the report provided by Broadridge, and (v) the overall fiscal health of the Cary Street, its parent company, and Fairlead, among other topics.

Counsel then directed the Trustees’ attention to the Gartenberg memorandum previously reviewed, as included in the Board Materials. He delineated for the Trustees all of the factors outlined in Gartenberg that the Trustees should consider in determining whether to approve the New Advisory Agreement between the Trust and Cary Street and the New Subadvisory Agreement between Cary Street and Fairlead on behalf of the Fairlead ETF. Counsel informed the Board of those factors to be considered, which included the following: (1) the nature, extent, and quality of the services provided by Cary Street and Fairlead; (2) the cost of the services provided and the profits realized by Cary Street and Fairlead from the services rendered to the Trust with respect to the Fairlead ETF; (3) comparative fee and expense data for the Fairlead ETF and other investment companies with similar investment objectives; (4) the extent to which economies of scale may be realized as the Fairlead ETF grows its assets and whether the advisory fee reflects these economies of scale for the Fund’s benefit; and (5) other financial benefits to Cary Street or Fairlead resulting from services rendered to the Fairlead ETF. Counsel informed the Trustees that they were being asked to consider and approve for a two-year period the New Advisory Agreement between the Trust and Cary Street to provide investment advisory and other related services to the Fairlead ETF, subject to shareholder approval; an Interim Advisory Agreement to be effective upon the closing of the Transaction for a period of up to 150 days; the New Subadvisory Agreement between Cary Street and Fairlead whereby Fairlead would provide day to day investment management services to the Fairlead ETF, subject to shareholder approval; and an Interim Subadvisory Agreement to be effective upon the closing of the Transaction for a period of up to 150 days.

The Trustees then continued their discussions regarding the approval of the New Advisory Agreement and the New Subadvisory Agreement. After having received and reviewed the Support Materials, as well as the presentations of Cary Street and Fairlead, and noting the discussion with representatives of Cary Street and Fairlead, the Trustees determined that they had all of the information they deemed reasonably necessary to make an informed decision concerning the approval of the New Advisory Agreement, the New Subadvisory Agreement, the Interim Advisory Agreement and the Interim Subadvisory Agreement. The Trustees discussed the facts and factors relevant to the approval of the agreements, which incorporated and reflected their knowledge of the services provided by Cary Street and Fairlead to the Fairlead ETF. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the New Advisory Agreement and the New Subadvisory Agreement are summarized below. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Nature, Extent and Quality of Services Provided. With respect to the New Advisory Agreement and New Subadvisory Agreement, the Trustees considered the scope of services that Cary Street and Fairlead each provide to the Fairlead ETF, which include, but are not limited to the following: (1) providing overall supervisory responsibility for the general management and investment of the Fairlead ETF’s securities portfolio, including providing pre-trade portfolio compliance; (2) investing or overseeing the investment of the Fairlead ETF’s assets consistent with its investment objective and investment policies; (3) directly managing the Fairlead ETF’s assets and determining or overseeing the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions for a period of time; (4) voting or overseeing the voting of all proxies with respect to the Fairlead ETF’s portfolio securities; (5)

maintaining or overseeing the maintenance of the required books and records for transactions effected by Fairlead on behalf of the Fairlead ETF; (6) selecting or overseeing the selection of broker-dealers to execute orders on behalf of the Fairlead ETF; (7) providing marketing support; and (8) responding to questions from investors. The Trustees considered each of Cary Street and Fairlead’s capitalization separately and its assets under management, as well as the commitment on the part of Cary Street and Fairlead to enhance the Fairlead ETF’s capitalization over time. The Trustees considered Cary Street and Fairlead’s compliance resources, including a Chief Compliance Officer. The Trustees also considered the technical investment methodology and Fairlead’s portfolio management team, as well as their investment industry experience and expertise in technical analysis. The Trustees also noted the capabilities and expertise of personnel responsible for implementing the Fairlead ETF’s portfolio construction methodology and Cary Street and Fairlead’s oversight and risk management process, including the due diligence process employed by Fairlead in allocating the Fund’s assets among its stated investment options. The Trustees also considered information regarding Cary Street and Fairlead’s disaster recovery and contingency plans and data protection safeguards, among other things.

The Trustees also noted the Fairlead ETF’s performance compared to its prospectus benchmark, the Morningstar Moderate Target Risk Total Return Index and the S&P 500 Total Return Index. The Trustees considered that the Fairlead ETF underperformed the S&P 500 Total Return Index and outperformed the Morningstar Moderate Target Risk Total Return Index for the one-year and since inception periods ended September 30, 2024. The Trustees also considered the Fairlead ETF’s performance compared to the Morningstar Tactical Allocation category and those of other funds in the peer group category analysis provided by Broadridge. The Trustees noted that the custom peer group category analysis of Broadridge was based upon the Morningstar Tactical Allocation category, with adjustments to include actively managed fund-of-funds in the category as part of the peer group . The appropriateness of Broadridge’s peer group analysis was discussed and the Trustees noted that the peer group was relatively small and comprised of funds with varying investments and investment methodologies. The Trustees noted that the Fairlead ETF outperformed both the Morningstar Tactical Allocation category median and the Broadridge custom peer group median for the one-year and since inception periods ended September 30, 2024. The Trustees further noted that the Fairlead ETF had exhibited substantially less volatility relative to the benchmark indices during a period of substantial volatility in securities markets. The Trustees noted that the Fairlead ETF was not yet rated by Morningstar because of its short performance record. Lastly, the Trustees took note of Fairlead’s representation that the Fairlead ETF is well-situated competitively compared to other tactical allocation funds primarily because Fairlead’s focus on technical analysis and Cary Street’s commitment to marketing the Fund. The Trustees concluded that they were satisfied with the nature, extent, and quality of services that Cary Street and Fairlead provide to the Fairlead ETF under the New Advisory Agreement and the New Subadvisory Agreement, respectively.

Cost of Advisory Services and Profitability. The Trustees considered the annual management fee that the Fairlead ETF pays to Cary Street, as well as the firm’s profitability analysis for services rendered to the Fund. In this regard, the Trustees noted the Fairlead ETF’s unitary fee structure and that Cary Street agreed to be responsible for any operating expenses that exceed the unitary fee, subject to stated exclusions. With respect to the Subadvisory Agreement, the Trustees considered the portion of the unitary management fee paid by Cary Street to Fairlead and the expenses of the Fairlead ETF allocated to Fairlead. The Trustees further noted that Cary Street is projected to earn a reasonable profit from the Fairlead ETF at current asset levels. The Trustees also considered Cary Street’s pro forma financial projections at higher asset levels which reflect that the Fairlead ETF would become more profitable at higher asset levels. The Trustees also noted the Fund’s favorable performance and competitive unitary fee and total operating expense ratio. Finally, the Trustees reviewed each of Cary Street’s and Fairlead’s financial conditions and fiscal health as it relates to the firms’ financial ability to provide the contractually required services to the Fairlead ETF and concluded that such resources were adequate.

Comparative Fee and Expense Data. The Trustees also reviewed and discussed with Cary Street and Fairlead the unitary management fee and expenses of the Fairlead ETF compared to the Morningstar Tactical Allocation category and the Broadridge custom peer group. The Trustees noted that the Fairlead ETF’s unitary management fee was lower than the average and median of both the Morningstar Tactical Allocation category and the Broadridge custom peer group. In addition, the Trustees considered that the gross total expense ratio of the Fairlead ETF was the lowest among the eleven-fund Broadridge custom peer group and lower than the average and median of the Morningstar Tactical Allocation category. While recognizing that it is difficult to compare management fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Cary Street’s management fee continues to be reasonable.

Economies of Scale. The Trustees considered whether the Fairlead ETF would benefit from any economies of scale with respect to the services provided by Cary Street and Fairlead, noting that the unitary management fee does not contain breakpoints. In light of all of the factors considered, including the size of the Fund, the Trustees concluded that no material economies of scale exist at this time.

Other Benefits. The Trustees noted that Cary Street and Fairlead confirmed that they do not and will not utilize soft dollar arrangements with respect to portfolio transactions in the Fairlead ETF and do not anticipate the use of affiliated brokers to execute the Fund’s portfolio transactions. The Trustees concluded that neither Cary Street nor Fairlead would receive any other material financial benefits from services rendered to the Fairlead ETF.

Other Considerations. The Trustees also considered potential conflicts of interest of Cary Street and Fairlead. Based on the assurances from representatives of Cary Street and Fairlead, the Trustees concluded that no material conflicts of interest currently exist that could adversely impact the Fairlead ETF. They also noted that Cary Street and Fairlead have compliance policies and procedures in place to address any conflict-of-interest situations that may arise.

Finally, the Trustees and Counsel considered and discussed the application of Rule 15a-4 under the 1940 Act, relating to interim advisory contracts, to the Fund’s Interim Advisory Agreement with CSPAM and CSPAM’s Interim Subadvisory Agreement with Fairlead. Counsel advised the Trustees that because the Interim Advisory Agreement between the Fund and CSPAM became necessary because the Previous Advisory Contract terminated as a result of an assignment, with payment or benefit to the Fund’s Adviser or its controlling persons, under the relevant provisions of Rule 15a-4 the Interim Advisory Agreement must satisfy the following requirements:

1.	The Interim Advisory Agreement must be a written agreement that has a duration no greater than 150 days following the date on which the Previous Advisory Agreement terminated.

2.	The advisory compensation under the Interim Advisory Agreement cannot exceed what was payable under the Previous Advisory Agreement;

3.	The Trust’s Board, including a majority of its Independent Trustees, must vote in person to approve the Interim Advisory Agreement before the Previous Advisory Agreement terminates;

4.	The Trust’s Board must determine that the scope and quality of services under the Interim Advisory Agreement will be at least equivalent to the Previous Advisory Agreement;

5.	The Interim Advisory Agreement must allow the Board or a majority of Fund shareholders to terminate such agreement at any time without penalty, with not more than ten days’ written notice.

6.	The terms of the Interim Advisory Agreement must be substantially the same as the Previous Advisory Agreement (aside from dates, compensation, termination notice provisions, and other immaterial differences).

7.	The Interim Advisory Agreement must include all of these escrow provisions:

a.	All compensation earned under the Interim Advisory Agreement is held in an interest-bearing escrow account.

b.	If shareholders approve a New Advisory Agreement contract by the end of the 150-day period, the escrow principal and interest are paid to the Adviser.

c.	If shareholders do not approve a New Advisory Agreement, the Adviser receives the lesser of its costs of performing its services under the Interim Advisory Agreement or the entire escrow.

Counsel then went on to explain that the requirements of Rule 15a-4 as it relates to the Interim Subadvisory Agreement differ from its requirements for the Interim Advisory Agreement because the Previous Subadvisory Agreement did not terminate because of an assignment of the Previous Subadvisory Agreement (i.e. there was no change in control of Fairlead), but instead was an involuntary termination that was triggered by the termination of the Previous Advisory Agreement between Cary Street and the Fund. Given that distinction, separate provisions of Rule 15a-4 apply and the Interim Subadvisory Agreement must satisfy only the following requirements:

1.	The Interim Subadvisory Agreement must be a written agreement that has a duration no greater than 150 days following the date on which the Previous Subadvisory Agreement terminated.

2.	The advisory compensation payable under the Interim Subadvisory Agreement cannot exceed what was payable under the Previous Subadvisory Agreement.

3.	The Trust’s Board, including a majority of its Independent Trustees, must approve the Interim Subadvisory Agreement within 10 business days after the Previous Subadvisory Agreement terminates at a meeting where directors can participate and hear one another.

Counsel finally advised the Board that in our factual scenario, there is no requirement under Rule 15a-4 that Interim Subadvisory fees be escrowed.

Conclusions. Based upon discussions with Cary Street, Fairlead, and the Support Materials provided, the Board concluded that: the overall arrangements between the Trust and Cary Street as set forth in the New Advisory Agreement and between Cary Street and Fairlead as set forth in the New Subadvisory Agreement are fair and reasonable in light of the services Cary Street and Fairlead each perform, the investment advisory fees that the Fairlead ETF pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. Upon a motion duly made and seconded, the Board, comprised entirely of Independent Trustees, unanimously adopted the following resolutions:

Approval of Proxy Statement, Record Date and Special Meeting of Shareholders

RESOLVED, that the officers of the Fairlead Tactical Sector ETF (the “Fund”) be, and each of them hereby is, authorized and directed, by and on behalf of the Fund and in the Fund’s name, to do and perform such other acts and to execute and deliver such other instruments, certificates, and documents as he or she shall determine to be necessary, appropriate, or desirable to carry out any of the foregoing resolutions, including but not limited to the filing of any documents relating to the Fund’s Registration Statement on Form N-1A and to approve the New Advisory Agreement on Form N-14, any such determination to be conclusively evidenced by the doing or performing of any such act, or the execution and delivery of any such instrument, certificate, or documents; and

FURTHER RESOLVED, that a Special Meeting of Shareholders of the Fund shall be held for the following purposes of approving the New Advisory Agreement with Cary Street and to transact any other business, not currently contemplated, that may properly come before the Meeting or any adjournment thereof in discretion of the proxies or their substitutes; and

FURTHER RESOLVED, that the officers of the Trust be, and they hereby are, authorized to establish the record date for determining shareholders entitled to receive notice of, and to vote at, the Special Meeting and all adjournments thereof; and

FURTHER RESOLVED, that the officers of the Trust be, and they hereby are, authorized to select the date, time, location, and inspectors of election for the Special Meeting of Shareholders; and

FURTHER RESOLVED, that the officers of the Trust, in consultation with counsel for the Trust, be, and they hereby are, authorized to finalize and to file with the SEC the proxy materials to be used in connection with the Special Meeting of Shareholders, and to arrange for the mailing of such proxy materials to shareholders of record; and

FURTHER RESOLVED, that Matt Miller and Tiffany Franklin be, and they hereby are, appointed to act as proxy holders for the proxies received by management from the shareholders of the Fund; and

FURTHER RESOLVED, that the officers of the Trust be, and they hereby are, authorized to do each and everything whatsoever necessary to implement these resolutions.

Approval of Interim Advisory Agreement

WHEREAS, the Board of Trustees has reviewed the information relating to the approval of an interim investment advisory agreement between Cary Street, the current investment adviser to the Fund, and the Trust (the “Interim Advisory Agreement”);

WHEREAS, Cary Street currently provides investment advisory services to the Fund pursuant to Cary Street’s existing investment advisory agreement with the Fund (the “Current Advisory Agreement”); and

WHEREAS, the Current Advisory Agreement will terminate by assignment upon the consummation of the proposed transaction, which transaction would result in a change of control of Cary Street, and thereafter will be referred to as the Previous Advisory Agreement and

WHEREAS, the Board seeks to approve the Interim Advisory Agreement in accordance with Rule 15a-4 under 1940 Act.

NOW, THEREFORE, BE IT:

RESOLVED, that the Board, including a majority of the “non-interested” Trustees (the “Independent Trustees”) has been apprised of certain considerations arising in connection with the approval of interim advisory agreements pursuant to Rule 15a-4 under the 1940 Act;

FURTHER RESOLVED, that the Board has requested and evaluated such information as it deems is necessary to make an informed determination that the Interim Advisory Agreement is in the best interests of the Fund and its shareholders;

FURTHER RESOLVED, that the Board, including all of the Independent Trustees, effective upon the consummation of the transaction, approves the appointment of Cary Street as adviser for the Fund on an interim basis;

FURTHER RESOLVED, that in reliance upon the information presented by the Cary Street to enable the Board to consider the Interim Advisory Agreement, the Board, including a majority of the Independent Trustees, has determined that: (i) the Interim Advisory Agreement is in the best interests of the Fund and its shareholders; (ii) the advisory compensation under the Interim Advisory Agreement does exceed what was payable under the Previous Advisory Agreement (iii) the scope and quality of services to be provided to the Fund under the Interim Advisory Agreement are at least equivalent to the scope and quality of services provided under the Current Agreement; (iv) the Interim Advisory Agreement must allow the Board or a majority of Fund shareholders to terminate such agreement at any time without penalty, with not more than ten days’ written notice; (v) the terms of the Interim Advisory Agreement are substantially the same as the Previous Advisory Agreement (aside from dates, compensation, termination notice provisions, and other immaterial differences; and (vi) the Interim Advisory Agreement must include all of these escrow provisions:

a.	All compensation earned under the Interim Advisory Agreement is held in an interest-bearing escrow account.

b.	If shareholders approve a New Advisory Agreement contract by the end of the 150-day period, the escrow principal and interest are paid to the Adviser.

c.	If shareholders do not approve a New Advisory Agreement, the Adviser receives the lesser of its costs of performing its services under the Interim Advisory Agreement or the entire escrow; and

FURTHER RESOLVED, that the Interim Advisory Agreement, substantially in the form presented to the Board in connection with the Meeting, is approved;

FURTHER RESOLVED, that the Trust is authorized to execute, deliver and perform, and each officer of the Trust, acting individually, is authorized and directed to execute, seal and deliver the Interim Advisory Agreement, with such changes as any such officer, acting individually, shall determine with the advice of Trust counsel to be necessary or desirable, the execution of which to be conclusive evidence of such determination, and, to the extent consistent with the 1940 Act, any written agreements regarding compensation under the Interim Advisory Agreement for and on behalf of the Trust; and

FURTHER RESOLVED, that any and all acts of the Trustees and officers of the Trust heretofore done or made in connection with the Interim Advisory Agreement be, and they hereby are, ratified and affirmed as the authorized and approved acts of the Trust.

Approval of Interim Subadvisory Agreement between Cary Street and Fairlead

WHEREAS, the Board of Trustees has reviewed the information relating to the approval of an interim investment subadvisory agreement between Cary Street, the current investment adviser to the Fund, and Fairlead Strategies, the current investment subadviser to the Fund (the “Interim Subadvisory Agreement”);

WHEREAS, Fairlead Strategies currently provides investment subadvisory services to the Fund pursuant to the existing investment subadvisory agreement with the Fund (the “Current Agreement”); and

WHEREAS, the Current Advisory Agreement will terminate by assignment upon the consummation of the proposed transaction, which transaction would result in a change of control of Cary Street; and

WHEREAS, the assignment of the Current Advisory Agreement will simultaneously cause an involuntary termination of the Current Subadvisory Agreement because CSPAM will no longer be the Fund’s Adviser, and the Subadviser had no direct contractual relationship with the Fund; and

WHEREAS, the Board seeks to approve the Interim Subadvisory Agreement in accordance with Rule 15a-4 under 1940 Act.

NOW, THEREFORE, BE IT:

RESOLVED, that the Board, including a majority of the “non-interested” Trustees (the “Independent Trustees”) has been apprised of certain considerations arising in connection with the approval of interim advisory agreements pursuant to Rule 15a-4 under the 1940 Act;

FURTHER RESOLVED, that the Board has requested and evaluated such information as it deems is necessary to make an informed determination that the Interim Subadvisory Agreement is in the best interests of the Fund and its shareholders;

FURTHER RESOLVED, that the Board, including all of the Independent Trustees, effective upon the consummation of the transaction, approves the appointment of Fairlead Strategies as subadviser for the Fund on an interim basis;

FURTHER RESOLVED, that in reliance upon the information presented by the Cary Street and Fairlead Strategies to enable the Board to consider the Interim Subadvisory Agreement, the Board, including a majority of the Independent Trustees, has determined: (i) the Interim Subadvisory Agreement is determined to be in the best interests of the Fund and its shareholders; (ii) the scope and quality of services to be provided to the Fund under the Interim Subadvisory Agreement will be at least equivalent to the scope and quality of services provided under the Current Agreement; and (iii) the Interim Subadvisory Agreement, substantially in the form presented to the Board in connection with the Meeting, is approved;

FURTHER RESOLVED, that the Trust is authorized to execute, deliver and perform, and each officer of the Trust, acting individually, is authorized and directed to execute, seal and deliver the Interim Subadvisory Agreement, with such changes as any such officer, acting individually, shall determine with the advice of Trust counsel to be necessary or desirable, the execution of which to be conclusive evidence of such determination, and, to the extent consistent with the 1940 Act, any written agreements regarding compensation under the Interim Subadvisory Agreement for and on behalf of the Trust; and

FURTHER RESOLVED, that any and all acts of the Trustees and officers of the Trust heretofore done or made in connection with the Interim Subadvisory Agreement be, and they hereby are, ratified and affirmed as the authorized and approved acts of the Trust.

Approval of New Investment Advisory Agreement with Cary Street

WHEREAS, the Board of Trustees of the Trust has considered the approval of a Proposed Investment Advisory Agreement between the Trust, on behalf the Fund and Cary Street (the “New Advisory Agreement”), under Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Board, including the Independent Trustees, has determined that it is in the best interest of the Fund and its respective shareholders to approve the New Advisory Agreement.

NOW, THEREFORE, BE IT RESOLVED, that having considered such information as they deem necessary to evaluate the terms of the New Advisory Agreement between the Trust and Cary Street on behalf of the Fund, the Trustees, including a majority of Trustees of the Trust who are not parties to the New Advisory Agreement or “Interested Persons” of any such party, as defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”), hereby determine that the terms of the proposed New Advisory Agreement are fair and reasonable and in the best interests of the Fund and its respective shareholders; and

FURTHER RESOLVED, that the Trustees, including a majority of the Independent Trustees, hereby approve, subject to shareholder approval, the New Advisory Agreement, with such agreement to become effective upon shareholder approval of the proposed New Advisory Agreement at a Special Meeting of shareholders of the Fund called for that purpose (the “Meeting”) and upon consummation of the transaction constituting a change in control of ownership of Cary Street on or about May 30, 2025, for an initial two-year term commencing on the effective date; and

FURTHER RESOLVED, that the proposal to approve the New Advisory Agreement will require the vote of the “majority of the outstanding voting securities” of the Fund, which is defined under the 1940 Act as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon; and

FURTHER RESOLVED, that subject to approval of the shareholders of the Fund, the officers of the Trust be, and they hereby are, authorized to enter into and execute the New Advisory Agreement on behalf of the Fund and to do each and everything whatsoever necessary to implement the foregoing resolutions.

Approval of New Subadvisory Agreement between Cary Street and Fairlead

WHEREAS, the Board of Trustees of the Trust has considered the approval of a Proposed Investment Subadvisory Agreement between Cary Street, on behalf the Fund and Fairlead Strategies (the “New Subadvisory Agreement”), under Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Board, including the Independent Trustees, has determined that it is in the best interest of the Fund and its respective shareholders to approve the New Subadvisory Agreement.

NOW, THEREFORE, BE IT RESOLVED, that having considered such information as they deem necessary to evaluate the terms of the New Subadvisory Agreement between Cary Street and Fairlead Strategies on behalf of the Fund, the Trustees, including a majority of Trustees of the Trust who are not parties to the New Subadvisory Agreement or “Interested Persons” of any such party, as defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”), hereby determine that the terms of the proposed New Subadvisory Agreement are fair and reasonable and in the best interests of the Fund and its respective shareholders; and

FURTHER RESOLVED, that the Trustees, including a majority of the Independent Trustees, hereby approve, subject to shareholder approval, the New Subadvisory Agreement, with such agreement to become effective upon shareholder approval of the proposed New Subadvisory Agreement at a Special Meeting of shareholders of the Fund called for that purpose (the “Meeting”) and upon consummation of the transaction constituting a change in control of ownership of Cary Street on or about May 30, 2025, for an initial two-year term commencing on the effective date; and

FURTHER RESOLVED, that the proposal to approve the New Subadvisory Agreement will require the vote of the “majority of the outstanding voting securities” of the Fund, which is defined under the 1940 Act as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon; and

FURTHER RESOLVED, that subject to approval of the shareholders of the Fund, the officers of the Trust be, and they hereby are, authorized to do each and everything whatsoever necessary to implement the foregoing resolutions.

For the reasons set forth above, the Board unanimously recommends that shareholders of the Fund vote in favor of Proposal 1 to approve the New Advisory Agreement with CSPAM as it relates to the Fairlead Tactical Sector ETF and in favor of Proposal 2 to approve the New Subadvisory Agreement between CSPAM and Fairlead as it relates to the Fairlead Tactical Sector ETF.

PROPOSAL 3 TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF

The purpose of this Proposal 3 is to authorize the holder of proxies solicited under this proxy statement to vote the shares represented by the proxies in favor of the adjournment of the Meeting from time to time in order to allow more time to solicit additional proxies, as necessary, if there are insufficient votes at the time of the Meeting to constitute a quorum or to approve Proposal 1 or Proposal 2.

The proxy holders have no current intention to bring any matter before the Meeting other than those specifically referred to above or matters in connection with or for the purpose of effecting such matters. Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others. If any business shall properly come before the Meeting, the proxy holders intend to vote thereon in accordance with their best business judgment.

INFORMATION CONCERNING OWNERSHIP OF SHARES OF THE FUND BY
MANAGEMENT, TRUSTEES AND PRINCIPAL SHAREHOLDERS

Only shareholders of record at the close of business on July 7, 2025 (the “Record Date”), will be entitled to notice of, and to vote at, the Special Meeting. The information discussed below relates to beneficial ownership of shares in the Fairlead Tactical Sector ETF as of the Record Date by: (1) Trustees and Officers of the of the Fund; (2) Representatives of Fund Management (including the Adviser and the Subadviser); (3) shareholders beneficially owning more than 25% of the Fund’s shares (“Control Persons”); and (4) shareholders owning more than 5% of the Fund’s shares (“Principal Shareholders”).

In situations where representatives of Fund management, including the Adviser, beneficially own a large percentage of Fund shares, there is the potential that such owners may influence or even control the outcome of any proposal submitted to Fund shareholders for approval. In such situations, both the Trustees and the Adviser must evaluate whether there are any conflicts of interest between the representatives of Fund Management and Fund shareholders with respect to the proposals under consideration, and if so, disclose them. With respect to the proposals under consideration, because their approval will not result in any change to the services that the Adviser will provide to the Fund(s), the personnel involved in providing such services, and the fees that the Adviser will be paid for such services, the Trustees and the Adviser both are of the view that no such material conflict of interest exists.

From time to time, certain shareholders may own a large percentage of the shares of the Adviser. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. “Control” for this purpose is the ownership of more than 25% or more of the Fund’s voting securities. Under Section 2(a) (9) of the 1940 Act, the beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control of the Fund. A controlling shareholder could control the outcome of any proposal submitted to the shareholders for approval.

Shareholders who beneficially own 5% or more of the voting securities of the Fund are characterized by SEC Rules as Principal Shareholders. Such Shareholders also may also influence the outcome of any proposal submitted to the shareholders for approval.

Information concerning beneficial ownership of fund shares in each of these categories for each of the Fairlead Tactical Sector ETF is included Exhibit C.

 VOTING INFORMATION

Who is Eligible to Vote?

Shareholders of record of the Fund as of the close of business on the Record Date, are entitled to vote on the proposal or proposals that relate to the Fund at the Special Meeting and any adjournments thereof. Each whole share is entitled to one vote on each matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote.

Quorum

For a vote on each Proposal to occur at the Special Meeting, there must exist a quorum of shareholders of the Fund to which the Proposal relates. With respect to the Fund, the presence at the Special Meeting, in person or by proxy, of shareholders representing fifty percent of the Fund’s shares outstanding and entitled to vote as of the Record Date constitutes a quorum for the Special Meeting. For purposes of determining the presence of a quorum, abstentions, and broker “non-votes” will be counted as present. Broker “non-votes” occur when a nominee holding shares for a beneficial owner does not vote on a proposal because the nominee does not have discretionary voting powers with respect to that proposal and has not received instructions from the beneficial owner.

In the event the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting with respect to the Proposal in accordance with applicable law to permit further solicitation of proxies. Any adjournment of the Special Meeting will require the affirmative vote of the holders of a simple majority of the Fund’s shares cast at the Special Meeting, even if the number of votes cast is fewer than the number required for a quorum, and any adjournment with respect to the Proposals will require the affirmative vote of the holders of a simple majority of the Fund’s shares entitled to vote on the Proposal cast at the Special Meeting. The persons named as proxies will vote for or against any adjournment in their discretion.

Vote Required to Pass the Proposals

As provided under the 1940 Act and required by the Previous Advisory Agreement, approval of Proposals 1-6 related to the New Advisory Agreement will require the vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the meeting. Abstentions and broker “non-votes” will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposal.

Proxies and Voting at the Special Meeting

The proxy voting card that is included with these materials identifies the Fund(s) for which you are entitled to vote with respect to the matters under consideration at the Meeting. Shareholders may use the proxy card provided if they are unable to attend the meeting in person or wish to have their shares voted by a proxy even if they do attend the meeting. Any shareholder of the Fund giving a proxy has the power to revoke it prior to its exercise by mail (addressed to the Secretary at the principal executive office of the Trust shown at the beginning of this proxy statement), or in person at the meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw a previously submitted proxy and vote in person. To obtain directions on how to attend the Special Meeting and vote in person, please call 1-888-628-9011.

All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, FOR the Proposal referred to in the proxy statement and in the discretion of the persons named as proxies on such procedural matters that may properly come before the Special Meeting. If any other business comes before the Special Meeting, your shares will be voted at the discretion of the persons named as proxies.

Telephonic Voting. Shareholders may call the toll-free phone number indicated on their proxy card to vote their shares. Shareholders will need to enter the control number set forth on their proxy card and then will be prompted to answer a series of simple questions. The telephonic procedures are designed to authenticate a shareholder’s identity, to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded.

Method of Solicitation and Expenses

EQ Fund Solutions has been retained as proxy solicitor and tabulator. CSPAM will assist in the solicitation of proxies under a contract with EQ Fund Solutions. The solicitation of proxies may occur principally by mail, but proxies may also be solicited by telephone, e-mail or other electronic means, facsimile or personal interview. If instructions are recorded by telephone, the person soliciting the proxies will use procedures designed to authenticate shareholders’ identities to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder’s instructions have been properly recorded.

The cost of preparing, printing and mailing the enclosed proxy card and this proxy statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile or telegraph is estimated to be $65,224. The cost of solicitation will be borne by CSPAM. In addition to the solicitation by mail, officers and employees of CSPAM, who will receive no extra compensation for their services, may solicit proxies by telephone, e-mail or other electronic means, letter or facsimile.

The Funds will not bear any expenses in connection with the Transaction, including any costs of soliciting shareholder approval. CSPAM will not seek reimbursement from the Funds for any costs associated with the proxy.

Shareholder Proposals for Subsequent Meetings

The Funds do not hold annual shareholder meetings except to the extent that such meetings may be required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should send their written proposals to the Trust’s Secretary at its principal office within a reasonable time before such meeting. The timely submission of a proposal does not guarantee its inclusion.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive separate proxy cards. If you would like to receive a separate copy of the Proxy Statement, please call 1-877-865-9549. If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call 1-877-865-9549 or write to the Fairlead Tactical Sector ETF, c/o Ultimus Fund Solutions LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

Other Matters to Come Before the Meeting

No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise the persons named as proxies will vote thereon in their discretion according to their best judgment in the interests of the Fund and its shareholders.

Exhibit A

CAPITOL SERIES TRUST
FORM OF NEW INVESTMENT ADVISORY AGREEMENT
FAIRLEAD TACTICAL SECTOR ETF

CAPITOL SERIES TRUST
INVESTMENT ADVISORY AGREEMENT

This AGREEMENT is made effective as of ______________, 2025, by and between Capitol Series Trust (the “Trust”), an Ohio business trust, with its principal office and place of business at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio, 45246, and Cary Street Partners Asset Management LLC, a limited liability corporation organized under the laws of the state of Virginia, with its principal office and place of business at 901 East Byrd Street, Richmond, VA 23219 (the “Adviser”).

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company and may issue shares of beneficial interest (“Shares”), no par value, in separate series;

WHEREAS, the Adviser is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as an investment adviser and is engaged in the business of rendering investment advice and investment management services as an independent contractor; and

WHEREAS, the Trust desires that the Adviser perform investment advisory services for each series of the Trust listed in Appendix A hereto (each a “Fund”), and the Adviser is willing to provide those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Trust and the Adviser hereby agree as follows:

SECTION 1. APPOINTMENT; DELIVERY OF DOCUMENTS

(a)       The Trust hereby employs the Adviser, subject to the direction and control of the Board of Trustees of the Trust (“Board”), to manage the investment and reinvestment of the assets in each Fund and to provide other services as specified herein. The Adviser accepts this employment and agrees to render its services for the compensation set forth herein. The Adviser shall for all purposes herein be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or be an agent of the Trust.

(b)       In connection therewith, the parties agree and acknowledge that the Trust has delivered to the Adviser copies of: (i) the Trust’s Agreement and Declaration of Trust and By-laws (collectively, as currently in effect and as amended from time to time, “Organic Documents”); (ii) the Trust’s current Registration Statement filed with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the 1940 Act with respect to each Fund (as amended from time to time, the “Registration Statement”); (iii) the Trust’s current Prospectus and Statement of Additional Information of each Fund (collectively, as currently in effect and as amended or supplemented, the “Prospectus”); (iv) any shareholder service plan, distribution plan or similar documents adopted by the Trust with respect to each Fund (collectively, and as may be amended from time to time, the “Plans”); and (v) all written policies and procedures adopted by the Trust with respect to each Fund (e.g., repurchase agreement procedures, Rule 17a-7 Procedures and Rule 17e-1 Procedures, collectively, as currently in effect and as amended for time to time, the “Procedures”). The Trust shall furnish the Adviser with all amendments of or supplements to the foregoing.

The parties further agree and acknowledge that the Trust has delivered to the Adviser: (vi) a certified copy of the resolution of the Board, including a majority of the Trustees who are not interested persons of the Trust, appointing the Adviser and any subadviser (each a “Subadviser”) and approving this Agreement and any subadvisory agreement relating to a Fund (each, a “Subadvisory Agreement”); (vii) a certified copy of the resolution of each Fund’s shareholder(s), if applicable, appointing the Adviser; (viii) a copy of all proxy statements and related materials relating to each Fund; (ix) a certified copy of the resolution of the Trust electing officers of the Trust; and (x) any other documents, materials or information that the Adviser shall reasonably request to enable it to perform its duties pursuant to this Agreement.

(c)       The parties further agree and acknowledge that the Adviser has delivered to the Trust a copy of its: (i) Form ADV as most recently filed with the SEC, (ii) code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the “Code”) and (iii) compliance manual adopted and implemented pursuant to Rule 206(4)-7 under the Advisers Act (the “Compliance Manual”). The Trust acknowledges receipt of the Adviser’s Form ADV, Code, and Compliance Manual.

The Adviser shall promptly furnish the Trust with all amendments of or supplements to the foregoing.

SECTION 2. DUTIES OF THE TRUST

In order for the Adviser to perform the services required by this Agreement, the Trust: (i) shall cause all service providers to the Trust to furnish information to the Adviser and to assist the Adviser as may be reasonably requested by the Adviser; and (ii) shall ensure that the Adviser has reasonable access to all records and documents maintained by the Trust or any service provider to the Trust.

SECTION 3. DUTIES OF THE ADVISER

Subject to the delegation of any of the following duties to one or more persons as permitted by Section 11 of this Agreement, the Adviser, at its own expense, shall render the following services to the Trust:

(a)       The Adviser shall assume all investment duties and have full discretionary power and authority with respect to the investment of the assets of each Fund. Without limiting the generality of the foregoing, the Adviser shall, with respect to the assets of each Fund: (i) obtain and evaluate such information and advice relating to the economy, securities markets, and securities and other investments as it deems necessary or useful to discharge its duties hereunder; (ii) continuously invest Fund assets in a manner reasonably consistent with the directions and policies set from time to time by the Board and any amendments thereto (“Board Policies”), the Organic Documents, the Prospectus, the Procedures (the Board Policies, the Organic Documents, the Prospectus, and the Procedures, collectively, the “Governing Documents”), and any other written guidelines or restrictions agreed to in writing by the Trust and the Adviser with respect to a Fund that are not inconsistent with the Governing Documents (the “Adviser Guidelines”), each as promptly provided to the Adviser by the Trust; (iii) determine the securities and other investments to be purchased, sold or otherwise disposed of and the timing of such purchases, sales and dispositions; (iv) vote all proxies for securities owned by a Fund and exercise all other voting rights with respect to such securities in accordance with the proxy voting policies and procedures approved by the Board; (vi) promptly issue settlement instructions to custodians designated by the Trust on behalf of each Fund; (vii) evaluate the credit worthiness of securities dealers, banks and other entities with which the Trust, on behalf of each Fund, may engage in repurchase agreements and monitor the status of such agreements; and (viii) take such further action, including, the placing of purchase and sale orders, selecting broker-dealers to execute such orders on behalf of each Fund, negotiating commission rates to be paid to broker-dealers, opening and maintaining trading accounts in the name of each Fund, and executing for each Fund, as its agent and attorney-in-fact, standard institutional customer agreements with broker-dealers, each as the Adviser shall deem necessary or appropriate, in its sole discretion, to carry out its duties under this Agreement.

(b)       In effecting transactions on behalf of each Fund, the Adviser’s primary consideration shall be to seek best execution. In selecting broker-dealers to execute transactions, the Adviser may take the following, among other things, into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of each Fund on a continuing basis. The execution price of a transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the execution services offered.

Consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) and applicable regulations and interpretations, the Adviser may allocate brokerage on behalf of each Fund to a broker-dealer who provide research services. Subject to compliance with Section 28(e), the Adviser may cause each Fund to pay to a broker-dealer who provides research services a commission that exceeds the commission each Fund might have paid to a different broker-dealer for the same transaction if the Adviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Adviser’s overall responsibilities to each Fund or its other advisory clients.

The Adviser may aggregate sales and purchase orders of the assets of each Fund with similar orders being made simultaneously for other accounts advised by the Adviser or its affiliates. Whenever the Adviser simultaneously places orders to purchase or sell the same asset on behalf of a Fund and one or more other accounts advised by the Adviser, the orders shall be allocated as to price and amount among all such accounts in a manner believed to be equitable and consistent with its fiduciary obligations to the Fund and such other accounts.

(c)       The Adviser shall report to the Board at each meeting thereof as requested by the Board all material changes in each Fund since the prior report, and shall also keep the Board informed of important developments affecting each Fund and the Adviser, on its own initiative, or as requested by the Board, shall furnish the Board from time to time with such information as the Adviser may believe appropriate for this purpose, whether concerning the individual investments comprising each Fund’s portfolio, the performance of each Fund’s portfolio or otherwise. The Adviser shall also furnish the Board with such statistical and analytical information with respect to investments of each Fund as the Adviser may believe appropriate or as the Board reasonably may request. In providing investment advisory services pursuant to this Agreement, the Adviser shall comply with: (i) the Board Policies, the Organic Documents, each Fund’s objective, investment policies, and investment restrictions as set forth in the Prospectus, the Adviser Guidelines, and the Procedures, each as promptly provided to the Adviser by the Trust; (ii) the 1940 Act; (iii) the Advisers Act; (iv) the Securities Act; (v) the 1934 Act; (vi) the Internal Revenue Code of 1986, as amended; and (vii) other applicable laws.

(d)       The Adviser shall from time to time employ or associate with such persons as the Adviser believes to be particularly fitted to assist in the execution of the Adviser’s duties hereunder, the cost of performance of such duties to be borne and paid by the Adviser. No obligation may be incurred on the Trust’s behalf in any such respect.

(e)       The Adviser shall report to the Board all matters related to the Adviser that are material to the Adviser’s performance of this Agreement. The Adviser shall notify the Trust as soon as reasonably practicable, and where possible, in advance of any change of control of the Adviser and any changes in the key personnel who are either the portfolio manager(s) of a Fund or senior management of the Adviser.

(f)       The Adviser shall maintain the Compliance Manual that includes policies and procedures relating to the services it provides to the Trust that are reasonable designed to prevent violations of the federal securities laws as defined in Rule 38a-1 under the 1940 Act (“Federal Securities Laws”) as they relate to each Fund, and shall employ personnel to administer the policies and procedures who have the requisite level of skill and competence required to effectively discharge its responsibilities.

(g)       The Adviser shall provide the Trust’s chief compliance officer (the “Trust CCO”), upon reasonable request, with direct access to the Adviser’s chief compliance officer and, upon reasonable request, shall provide the Trust CCO, at its own expense, with information the Trust CCO reasonably believes is required to administer the Trust’s compliance program implemented pursuant to Rule 38a-1 under the 1940 Act including, without limitation: (i) periodic reports/certifications regarding the Adviser’s compliance with the Federal Securities Laws and the Adviser’s compliance program as set forth in the Compliance Manual; (ii) special reports in the event of any Material Compliance Matter (as defined in Rule 38a-1 under the 1940 Act); and (iii) periodic reports regarding the Adviser’s compliance with Federal Securities Laws and its compliance program as set forth in the Compliance Manual. Upon the written request of the Trust, the Adviser shall also permit the Trust or its representatives to examine the reports required to be made to the Adviser under the Code.

(h)       The Adviser shall maintain records relating to its duties hereunder (including portfolio transactions and placing and allocation of brokerage orders) as are required to be maintained by the Trust under the 1940 Act. The Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Adviser pursuant to this Agreement required to be prepared and maintained by the Adviser or the Trust pursuant to applicable law. To the extent required by applicable law, the books and records pertaining to the Trust which are in possession of the Adviser shall be the property of the Trust (the “Trust Records”). The Trust, or its representatives, shall have access to such books and records at all times during the Adviser’s normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Adviser to the Trust or its representatives.

(i)       The Adviser shall cooperate with each Fund’s independent public accountants and shall take reasonable action to make all necessary information available to those accountants for the performance of the accountants’ duties.

(j)       The Adviser shall provide the Trust and each Fund’s custodian and fund accountant on each business day with such information relating to each Fund’s transactions and each Fund’s assets and liabilities as the Trust or each Fund’s custodian and fund accountant may reasonably require, including but not limited to information required to be provided under the Trust’s Valuation and NAV Error Correction Procedures, provided, however, the Adviser shall not be deemed to be the pricing agent for any Fund.

(k)       Except as permitted by the Procedures, the Adviser shall not disclose and shall treat confidentially all information specifically relating to each Fund’s investments including, without limitation, the identification and market value or other pricing information of any and all portfolio securities or other investments held by each Fund, and any and all trades effected for each Fund (including past, pending and proposed trades). The foregoing shall not in any way restrict the Adviser’s ability to disclose information relating to any Fund assets to the extent that such assets are held in other accounts managed or advised by the Adviser.

(l)       The Adviser shall, consistent with the Procedures: (i) cooperate with and provide reasonable assistance to each Fund’s administrator, custodian, fund accountant transfer agent and pricing agents and all other agents and representatives of each Fund; (ii) provide such persons with Fund data as they may reasonably deem necessary to the performance of their obligations to each Fund; and (iii) maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

SECTION 4. COMPENSATION

(a)       In consideration of the foregoing, the Trust shall pay the Adviser, with respect to each Fund, a fee at an annual rate as listed in Appendix A hereto. Such fees shall be accrued by the Trust daily and shall be payable monthly in arrears on the first business day of each calendar month for services performed hereunder during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to a Fund, the Trust shall pay to the Adviser such compensation as shall be payable prior to the effective date of termination.

(b)       The fee payable to the Adviser under this Agreement may be reduced to the extent of any receivable owed by the Adviser to the Trust (provided that such obligation is not subject to a good faith dispute) or as required under any operating expense limitation agreement applicable to a Fund.

(c)       No fee shall be payable hereunder with respect to that portion of a Fund’s assets which are invested in any other account or investment company for which the Adviser serves as investment adviser or subadviser and for which the Adviser already receives an advisory fee.

SECTION 5. EXPENSES

(a)       The Adviser shall pay its own expenses in connection with rendering the services to be provided by it pursuant to this Agreement. In addition, the Adviser shall be responsible for: (i) each Fund’s organizational expenses (unless reimbursement from the Trust is requested pursuant to Section 4(b) of this Agreement); (ii) the costs of any special Board meetings or shareholder meetings convened for the primary benefit of, and specifically requested by, the Adviser (unless such cost is otherwise allocated by the Board); (iii) any costs of liquidating or reorganizing a Fund if the liquidation or reorganization is made at the request of the Adviser (unless such cost is otherwise allocated by the Board); (iv) amendments to the Registration Statement (other than amendments implemented in connection with the annual Registration Statement update) or supplements to the Prospectus as specifically requested by the Adviser (collectively, “Updates”) (unless such cost is otherwise allocated by the Board); and (v) the dissemination of such Updates (unless such cost is otherwise allocated by the Board).

(b)       The Trust shall be responsible for and assumes the obligation for payment of all Trust expenses not waived, assumed or agreed to be paid by the Adviser, including but not limited to: (i) the fee payable under this Agreement; (ii) the fees payable to the administrator under an agreement between the administrator and the Trust; (iii) expenses of issuance, transfer, repurchase and redemption of Shares; (iv) interest charges, taxes, brokerage fees and commissions, dividends on short sales, and other fees and expenses incurred in connection with borrowings or the acquisition, holding, and disposition of securities and other investments; (v) premiums of insurance for the Trust, its Trustees and officers, and fidelity bond premiums; (vi) fees and expenses of third parties, including the Trust’s independent public accountant(s), custodian, transfer agent, dividend disbursing agent and fund accountant; (vii) fees of pricing, interest, dividend, credit and other reporting services; (viii) costs of membership in trade associations; (ix) telecommunications expenses; (x) funds’ transmission expenses; (xi) auditing, legal and compliance expenses; (xii) costs of maintaining the Trust’s existence; (xiii) costs of preparing, filing and printing the Trust’s prospectuses, subscription application forms and shareholder reports, advertising materials, and other communications and delivering them to potential or existing record and beneficial shareholders; (xiv) expenses of meetings of shareholders and proxy solicitations therefor; (xv) costs of maintaining books of original entry for portfolio and fund accounting and other required books and accounts, of calculating the net asset value of Shares and of preparing tax returns; (xvi) costs of reproduction, stationery, supplies and postage; (xvii) fees and expenses of the Trust’s Trustees and officers (xviii) costs of Board, Board committee and other corporate meetings; (xix) SEC registration fees and related expenses; (xx) state, territory or foreign securities laws registration fees and related expenses; (xxi) all fees and expenses paid by the Trust in accordance with any Plan; and (xxii) all other costs of its operations including any extraordinary and non-reoccurring expenses including litigation, proceedings, claims and indemnification obligations to its directors, officers, and service providers, except as herein otherwise prescribed.

(c)       To the extent that the Adviser pays fees with respect to a Fund, in addition to any distribution or servicing fees paid by the Fund, to a third party, including without limitation banks, broker-dealers, financial advisors, or pension administrators, for sub-administration, sub-transfer agency or any other servicing or distribution services, the Adviser shall report such payments (and to which third parties) regularly to the Trust.

SECTION 6. STANDARD OF CARE

(a)       The Adviser shall be responsible for the accuracy and completeness (and shall be liable for any material lack thereof) of any information with respect to the Adviser, its personnel, or a Fund’s strategies contained in the Trust’s offering materials (including the Registration Statement, the Prospectus and advertising and sales materials) or proxy materials if such disclosure has been reviewed and approved by the Adviser.

(b)       The Trust shall expect of the Adviser, and the Adviser shall give the Trust the benefit of, the Adviser’s best judgment and reasonable efforts in rendering the services to the Trust contemplated under this Agreement. In performing its duties under this Agreement, the Adviser shall act at all times in the best interests of the Trust and each Fund. The Adviser shall not be liable hereunder to the Trust, any Fund or any Fund shareholders for any mistake of judgment or mistake of law, for any loss arising out of any investment, or for any act or omission taken or in any event whatsoever in the absence of: (i) bad faith, willful misfeasance or negligence in the performance of the Adviser’s duties or obligations under this Agreement or (ii) the Adviser’s reckless disregard of its duties and obligations under this Agreement. The Adviser acknowledges that federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith and, therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, a Fund or a Fund’s shareholders may have under applicable federal or state securities laws.

(c)       The Adviser shall not be liable for the errors of other service providers to the Trust, including the errors of pricing services, the administrator, the fund accountant, the custodian or the transfer agent to the Trust unless such errors arise from the Adviser’s providing false or misleading information to such service providers. The Adviser shall not be liable to the Trust, a Fund or any of the Fund’s shareholders for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund made to the Adviser by a duly authorized officer of the Trust (other than a duly authorized Trust officer that is also a member of, affiliated with or interested person of the Adviser, its affiliates, or successors thereto (each an “Advisory Representative”); (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board or any agent of the Board.

(d)       The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

SECTION 7. INDEMNIFICATION

(a)       The Adviser shall indemnify the Trust, each Fund and the Trust’s officers, directors, employees, affiliates and agents (each, a “Trust Indemnitee”) for, and shall defend and hold each Trust Indemnitee harmless from, all losses, costs, damages and expenses (including reasonable legal fees) (collectively, the “Losses”) incurred by the Trust Indemnitee and arising from or in connection with the performance of this Agreement or a Subadvisory Agreement and resulting from the Adviser’s bad faith, willful misfeasance, or negligence in the performance of its duties under this Agreement or a Subadvisory Agreement, the Adviser’s reckless disregard of its duties or obligations under this Agreement or a Subadvisory Agreement, or the breach of its fiduciary duty to the Trust under federal securities laws or state laws; provided, however, no such indemnification shall be required to the extent that the Losses result from the Trust’s bad faith, willful misfeasance, or negligence in the performance of its duties under this Agreement or the Trust’s reckless disregard of its duties or obligations under this Agreement.

(b)       The Trust shall indemnify the Adviser, its officers, directors, employees, affiliates and agents (each, an “Adviser Indemnitee”) for, and shall defend and hold each Adviser Indemnitee harmless from all Losses incurred by the Adviser Indemnitee and arising from or in connection with the performance of its duties under this Agreement; provided, however, no such indemnification shall be required to the extent that the Losses result from the Adviser’s bad faith, willful misfeasance, or negligence in the performance of its duties under this Agreement or a Subadvisory Agreement, the Adviser’s reckless disregard of its duties or obligations under this Agreement or a Subadvisory Agreement, or the Adviser’s breach of its fiduciary duty under federal securities laws and state law.

(c)       Upon the assertion of a claim for which a party may be required to indemnify an Trust Indemnitee or an Adviser Indemnity (each, an “Indemnitee”), the Indemnitee must promptly notify the indemnifying party of such assertion, and shall keep the indemnifying party advised with respect to all developments concerning such claim. The indemnifying party shall have the option to participate with the Indemnitee in the defense of such claim or to defend against said claim in its own name or in the name of the Indemnitee. The Indemnitee shall in no case confess any claim or make any compromise in any case in which the indemnifying party may be required to indemnify it except with the indemnifying party’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed; notwithstanding Sections 7(a)

and 7(b) hereof, in the event the Indemnitee has not secured such consent from the indemnifying party, the indemnifying party shall have no obligation to indemnify the Indemnitee.

SECTION 8. EFFECTIVENESS, DURATION AND TERMINATION

(a)       This Agreement shall become effective with respect to a Fund as of the date first written above after approval: (i) by a vote of the majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of such party (other than as Trustees of the Trust) cast in person at a meeting called for the purpose of voting on the Agreement, and (ii) if required by the 1940 Act or applicable staff interpretations thereof, by vote of a majority of the Fund’s outstanding voting securities.

(b)       This Agreement shall remain in effect with respect to a Fund for a period of two years from the effective date of this Agreement and shall continue in effect with respect to that Fund for successive annual periods thereafter; provided, however, that such continuance is specifically approved at least annually: (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case; (ii) by a majority of the Trust’s Trustees who are not parties to this Agreement or interested persons of any such party (other than as Trustees of the Trust) by votes cast in person at a meeting called for the purpose of voting on such approval; provided, however, that if the continuation of this Agreement as to a Fund is not approved, the Adviser may continue to render to that Fund the services described herein in the manner and to the extent permitted by applicable law.

(c)       This Agreement may be terminated immediately by the Trust with respect to a Fund if the Board, in its reasonable discretion and having due regard to the protection of investors and to the effectuation of the policies declared in section 1(b) of the 1940 Act, find that the services being rendered by the Adviser under this Agreement fail in a material way to provide responsible management to the Fund as reasonably expected by an investment adviser, as defined in the Advisers Act; provided that the Adviser shall have the opportunity, within ten (10) days of receipt of a written notice describing any such failure and the reasons therefor in reasonable detail, to cure the failure that is the subject of such notice.

(d)       This Agreement may also be terminated with respect to a Fund at any time, without the payment of any penalty: (i) by the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Adviser; or (ii) by the Adviser on 60 days’ written notice to the Trust. This Agreement shall terminate immediately upon its assignment.

SECTION 9. ACTIVITIES OF THE ADVISER

Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Adviser’s right, or the right of any of the Adviser’s directors, officers or employees to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other person.

SECTION 10. REPRESENTATIONS OF ADVISER

The Adviser represents and warrants that it: (i) is registered as an investment adviser under the Advisers Act (and shall continue to be so registered for so long as this Agreement remains in effect); (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and shall seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) shall promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (v) shall promptly notify the Trust if the Adviser is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority; (vi) shall promptly notify the Trust of any material fact known to the Adviser regarding or relating to the Adviser that would make any written information provided to the Trust materially inaccurate or incomplete or if any written information becomes untrue in any material respect; (vii) shall promptly notify the Trust if the Adviser suffers a material adverse change in its business that would materially impair its ability to perform its duties under the Agreement; (viii) has adopted and implemented (and shall continue to maintain and implement for so long as this Agreement remains in effect) a Code that complies with the requirements of Rule 17j-1 under the 1940 Act; and (ix) has adopted and implemented (and shall continue to maintain and implement for so long as this Agreement remains in effect) a Compliance Manual that is reasonably designed to prevent violations of Federal Securities Laws by the Adviser, its employees, officers, and agents. For purposes of this paragraph, a “material adverse change” shall include, but shall not be limited to, a material loss of assets or accounts under management or the departure (or threatened departure) of senior investment professionals to the extent such professions are not replaced promptly with professions of comparable experience and quality.

SECTION 11. SUBADVISERS

(a)       At its own expense, the Adviser may carry out any of its obligations under this Agreement by employing, subject to the approval, direction and control of the Board and approval of shareholders, one or more Subadvisers who are registered as investment advisers pursuant to the Advisers Act. The Adviser shall: (i) evaluate, select and recommend Subadvisers to manage all or a portion of a Fund’s assets; (ii) allocate and, when appropriate, reallocate a Fund’s assets among multiple Subadvisers; (iii) terminate any Subadviser; (iv) monitor and evaluate each Subadviser’s performance; and (v) implement procedures reasonable designed to help ensure that Subadvisers, in providing services to a Fund, comply with the Fund’s investment objective, investment policies, and investment restrictions documented in the Board Policies, the Organic Documents, the Prospectus, the Adviser Guidelines, and the Procedures, each as provided to the Adviser by the Trust; the 1940 Act; the Advisers Act, the Securities Act; the 1934 Act; the Internal Revenue Code of 1986, as amended; and other applicable laws. Despite the Advisor’s ability to employ Subadvisers to perform the duties set forth in Section 3 of this Agreement, the Adviser shall retain overall supervisory responsibility for the general management and investment of a Fund’s assets.

The Adviser shall be liable under this Agreement: (i) for its failure to exercise good faith in the employment of a Subadviser; (ii) for its failure to exercise appropriate supervision of a Subadviser; and (iii) as may be otherwise agreed by the Trust and the Adviser in writing.

(b)       Subject to the review and approval of the Board, the Adviser may (i) enter into and amend Subadvisory Agreements with new or current Subadvisers; and (ii) replace any Subadviser.

(c)       Each Subadviser’s employment shall be evidenced by a separate written agreement approved by the Board and, to the extent required by law or regulation, by the shareholders of each applicable Fund.

SECTION 12. LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

The Trust’s Trustees and each Fund’s shareholders shall not be personally liable for any obligations of the Trust or a Fund under this Agreement, and the Adviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Fund to which the Adviser’s rights or claims relate in settlement of such rights or claims, and not to the Trust’s Trustees or that Fund’s shareholders.

SECTION 13. RIGHTS TO NAME

(a)       If the Adviser ceases to act as investment adviser to any Fund whose name includes the terms “Cary Street” or “Fairlead” (the “Mark”) or, if the Adviser requests in writing, the Trust shall take prompt action to change the name of any Fund to a name that does not include the Mark. The Adviser may from time to time make available, without charge, for use by a Fund other marks or symbols owned by the Adviser, including marks or symbols containing the Mark or any variation thereof, as the Adviser deems appropriate (“Other Marks”). Upon the Adviser’s written request, the Trust shall cease to use any Mark or Other Marks. The Trust acknowledges that any rights in the Mark and Other Marks which may exist on the date of this Agreement or arise hereafter are, and under any and all circumstances shall continue to be, the sole property of the Adviser. The Adviser may permit other parties, including other investment companies, to use the Marks and Other Marks without the consent of the Trust. The Trust shall not use the Mark or Other Marks in conducting any business other than that of an investment company registered under the 1940 Act without the consent of the Adviser.

(b)       The Adviser shall not use the name of the Trust or a Fund on any checks, bank drafts, bank statements or forms for other than internal use in a manner not approved by the Trust prior thereto in writing; provided however, that the approval of the Trust shall not be required for the use of the Trust’s or a Fund’s name which merely refers in accurate and factual terms to the Trust or a Fund in connection with Adviser’s role hereunder or which is required by any appropriate regulatory, governmental or judicial authority; and further provided that in no event shall such approval be unreasonably withheld or delayed.

SECTION 14: AFFILIATIONS OF PARTIES

Subject to and in accordance with the Organic Documents, the organizational documents of the Adviser, and the 1940 Act, the Trustees, officers, agents or shareholders of a Fund are or may be Advisory Representatives of the Adviser as directors, officers, shareholders, agents, or otherwise and Advisory Representatives are or may be interested persons of the Trust as Trustees, officers, agents, shareholders, or otherwise. The Adviser and its affiliates may be interested persons of the Trust. Such relationships shall be governed by the aforementioned governing instruments.

SECTION 15. CONFIDENTIALITY

(a)       “Confidential Information” includes Trust Records and all tangible and intangible information and materials being disclosed in connection with this Agreement by one of the parties to this Agreement (“Disclosing Party”) to another party to this Agreement (“Receiving Party”), in any form or medium (and without regard to whether the information is owned by a party to this Agreement (each, a “Party”) or by a third party), that satisfy at least one of the following criteria:

  (i)       information related to a Disclosing Party’s, its respective affiliates’ or its third party licensors’ or vendors’ trade secrets, customers, business plans, procedures, strategies, forecasts or forecast assumptions, operations, methods of doing business, records, finances, assets, technology, software, systems data or other proprietary or confidential business or technical information;

  (ii)      information designated as confidential in writing by the Disclosing Party or information that the Receiving Party should reasonably know to be information that is of a confidential or proprietary nature; or

  (iii)     any information derived from, or developed by reference to or use of, any information described in the preceding clauses (i) and (ii);

provided, however, that, notwithstanding the foregoing, the following shall not be considered Confidential Information: (iv) information that is disclosed to the Receiving Party without any obligation of confidentiality by a third person who has a right to make such disclosure; (v) information that is or becomes publicly known without violation of this Agreement by the Receiving Party; or (vi) information that is independently developed by the Receiving Party or its employees or affiliates without reference to the Disclosing Party’s information.

(b)       Except as expressly provided otherwise herein, each Party shall, during the term of this Agreement: (i) use a level of care no less rigorous than that taken to protect its own Confidential Information of a similar nature (but in no event less than a reasonable level of care) to keep confidential, and to prevent any unauthorized disclosure of, any Confidential Information of the other Party, (ii) use such Confidential Information only in connection with this Agreement, (iii) not make any commercial use of such Confidential Information for the benefit of itself or any third party beyond the scope of this Agreement, and (iv) except where required by law, order, or demand of any governmental or regulatory authority, or as required or permitted by this Agreement, not make any such Confidential Information, or parts thereof, available to any third party.  If any Party receives a request or demand from a third party to inspect any documents or other hard or electronic materials containing Confidential Information, the Party receiving such a request or demand shall endeavor to notify the applicable Party and to secure instructions to produce the requested Confidential Information from that Party or an authorized person of that Party.

(c)       Each Party shall only reproduce another Party’s Confidential Information to a third party to the extent necessary to permit it to meet its obligations under this Agreement, and shall notify the other party promptly if the other Party’s Confidential Information is disclosed in violation of the provisions of this Agreement or is otherwise lost or unaccounted for.  Each party shall have the right to disclose another Party’s Confidential Information to its employees, officers, directors, advisers, attorneys, consultants, vendors, affiliates, and third party service providers (the “Representatives”) who have an obligation to keep such Confidential Information confidential in accordance with the terms of this Agreement or substantially similar terms.  Each Party shall be liable for a breach of confidentiality by its Representatives.

(d)       The Trust consents to the disclosure by the Adviser to third parties of its investment results from management of a Fund’s assets: (i) as part of composite investment results; or (ii) otherwise, if approved in advanced by the Trust, which such approval shall not be unreasonably withheld.  Each Party consents to the disclosure to third parties of its relationship with the other Party, including the value of Trust assets, collectively, managed by the Adviser from time to time.

SECTION 16. CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES

The Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (“SOX”), and the implementing regulations thereunder, the Trust is required to make certain certifications and has adopted disclosure controls and procedures (“DCP”). To the extent reasonably requested by the Trust, the Adviser agrees to use its commercially reasonable efforts to assist the Trust in complying with SOX and implementing the DCP. The Adviser agrees to inform the Trust of any material developments relating to the services it provided under this Agreement that the Adviser reasonably believes is relevant to the Trust’s certification obligations under SOX.

SECTION 17. MISCELLANEOUS

(a)       No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both Parties hereto and, if required by the 1940 Act, by a vote of a majority of the outstanding voting securities of each Fund.

(b)       Neither party to this Agreement shall be liable to the other Party for consequential damages under any provision of this Agreement.

(c)       This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of Ohio; provided, however, that applicable federal law shall apply if such law preempts relevant state law.

(d)       This Agreement constitutes the entire agreement between the Parties hereto and supersedes any prior agreement between those Parties with respect to the subject matter hereof, whether oral or written.

(e)       This Agreement may be executed by the Parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

(f)       If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the Parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid.

(g)       Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

(h)       Notices, requests, instructions and communications received by the Parties at their respective principal places of business, as indicated above, or at such other address as a Party may have designated in writing, shall be deemed to have been properly given.

(i)       The terms “vote of a majority of the outstanding voting securities”, “interested person”, “affiliated person,” “control” and “assignment” shall have the meanings ascribed thereto in the 1940 Act. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

(j)       Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the Party indicated and that their signature shall bind the Party indicated to the terms hereof and each Party hereto warrants and represents that this Agreement, when executed and delivered, shall constitute a legal, valid and binding obligation of the Party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

(k)       The provisions of Sections 3(g)-(i), 3(k), 6, 7, the second paragraph of 11(a), 12-13, 15, 16, and 17 shall survive any termination of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

CAPITOL SERIES TRUST on behalf of its Series listed in Appendix A

By:
Name: Matthew J. Miller
Title: President

CARY STREET PARTNERS ASSET MANAGEMENT LLC

By:

Name:

Title:

CAPITOL SERIES TRUST

INVESTMENT ADVISORY AGREEMENT

Appendix A

As consideration for the Adviser’s services to each Fund listed below, the Adviser will receive a fee at the rate set forth next to each Fund’s name. The Adviser will pay all of the expenses of each Fund listed below except for the management fee payable under this Agreement, expenses incurred pursuant to the Fund’s 12b-1 Distribution Plan (if any), costs of borrowing (such as interest charges and dividend expenses on securities sold short), taxes or governmental fees, acquired fund fees and expenses (if any), brokerage commissions and other expenses of executing portfolio transactions, certain foreign custodial fees and expenses, costs of holding shareholder meetings, including proxy costs, fees and expenses associated with the Fund’s securities lending program, if any, and litigation and potential litigation expenses, trustee fees and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Fund	Fee as a % of the Annual Average Daily Net Assets of the Fund

Fairlead Tactical Sector ETF	0.59%

Exhibit B

CAPITOL SERIES TRUST
FORM OF NEW INVESTMENT SUBADVISORY AGREEMENT
FAIRLEAD TACTICAL SECTOR ETF

SUB-ADVISORY AGREEMENT

THIS SUB-ADVISORY AGREEMENT (this “Agreement”) is made as of [________], 2025 (the “Effective Date”), by and between Cary Street Partners Asset Management LLC (“Adviser”) and Fairlead Strategies LLC (“Sub-Adviser”), an investment adviser organized under the laws of the State of Connecticut and registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

WHEREAS, Adviser has by separate contract agreed to serve as the investment adviser to the Fairlead Tactical Sector Fund (the “Fund”), a series portfolio of the Capitol Series Trust (the “Trust”), an Ohio business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified management investment company;

WHEREAS, Adviser’s contract with the Trust allows it to delegate certain investment advisory services to other parties;

WHEREAS, Sub-Adviser owns all rights to certain models, investment strategies and algorithms, and all associated technology, data, know-how, source code, software, computer programs, data sets, trading methods or strategies, inventions, copyrighted works, works of authorship, trade secrets, proprietary information and other intellectual property therein, which the Sub-Adviser uses in making portfolio trading decisions for the Fund, and as further described in section 7 below (collectively, the “Fairlead Investment Strategy”); and

WHEREAS, Adviser desires to retain Sub-Adviser to perform certain discretionary investment sub-advisory services for the Fund, and Sub-Adviser is willing to perform such services;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.	SERVICES.

(a)	INVESTMENT PROGRAM. Subject to the control and supervision of the Board of Trustees of the Fund (the “Board”) and Adviser, Sub-Adviser shall, at no expense to the Fund or the Trust, employ the Fairlead Investment Strategy to continuously furnish to the Fund an investment program for all of the Fund’s assets and have full discretion to make investment decisions with respect to the purchase and sale of portfolio securities for the Fund.

In the performance of its duties, Sub-Adviser will act in the best interests of the Fund and will comply with:

(i)	applicable laws and regulations, including, but not limited to, the 1940 Act;

(ii)	the terms of this Agreement;

(iii)	the stated investment objective, policies and restrictions of the Fund, as stated in the then-current registration statement of the Fund; and

(iv)	such other guidelines as the Board or Adviser may establish from time to time in consultation with Sub-Adviser.

Adviser shall be responsible for providing Sub-Adviser with the Trust’s Declaration of Trust, as filed with the Secretary of State of Ohio on September 27, 2013, and all amendments thereto or restatements thereof, the Trust’s Bylaws and amendments thereto, resolutions of the Trust’s Board authorizing the appointment of Sub-Adviser and approving this Agreement and current copies of the materials specified in Subsections (a)(iii) and (iv) of this Section 1. At such times as may be reasonably requested by the Board or Adviser, Sub-Adviser will provide investment analysis and reports concerning the tactical strategy employed by the Fund.

(b)	AVAILABILITY OF SUB-ADVISER. Sub-Adviser, at no expense to the Fund or the Trust, will provide or make available to Adviser and/or the Board information and access to its portfolio managers and other appropriate personnel for periodic commentaries regarding the performance of the Fund as may be reasonably requested from time to time by Adviser, the Board, Chief Compliance Officer of the Trust (“Trust CCO”) or as otherwise may be specified by Adviser in any due diligence and oversight procedures, including any quarterly certifications and compliance reports, that the Adviser and/or Trust CCO may establish and amend from time to time (the “Procedures”).

(c)	EXPENSES. Sub-Adviser, at its expense, is responsible for and will pay all expenses incurred in connection with its performance of this Agreement and any other expenses Sub-Adviser agrees in writing to bear. Adviser agrees to reimburse Sub-Advisor for (i) all fees and expenses payable to Richmond Quantitative Advisors, LLC (“RQA”) in connection with that certain data management and consulting agreement between Sub-Adviser and RQA dated as September 29, 2021, and (ii) those expenses set forth in Schedule A hereto. This reimbursement shall commence on a go-forward, pro-rata basis as of the date of this Agreement’s execution, and shall be subject to the catch-up provision as outlined in Schedule A. Sub-Adviser shall not be obligated pursuant to this Agreement to pay any expenses of or for the Fund or of Adviser that are not expressly assumed by Sub-Adviser pursuant to this Agreement.

(d)	COMPLIANCE REPORTS. Sub-Adviser, at no expense to the Fund or the Trust, will provide Adviser and/or Trust CCO with periodic compliance reports relating to its duties under this Agreement and on an as needed basis, but shall furnish such compliance reports at least on a quarterly basis. Such compliance reports shall, at a minimum, contain information required by the Procedures, and they shall be delivered as frequently as the Procedures may call for or as frequently as may be reasonably requested by Adviser, the Board and/or Trust CCO.

(e)	VALUATION. As may be reasonably requested from time to time by the Adviser and the Fund’s other service providers, Sub-Adviser shall assist in the valuation of the portfolio securities of the Fund and obtain information about securities that may be purchased for the Fund by the Sub-Adviser with respect to which reliable prices are not available through customary pricing services and otherwise assist the Fund in pricing such assets appropriately. Sub-Adviser agrees to make commercially reasonable efforts to promptly bring to the attention of Adviser any events that Sub-Adviser determines to be “significant events” that may come to the attention of Sub-Adviser and that Sub-Adviser believes are reasonably likely to affect the price of such securities. Adviser acknowledges and agrees that (i) any such information provided by Sub-Adviser may be proprietary to Sub-Adviser or otherwise consist of nonpublic information, (ii) nothing in this Agreement shall require Sub-Adviser to provide any information in contravention of applicable legal or contractual requirements, and (iii) any such information will be used only for the purpose of pricing portfolio securities and will be maintained as confidential; provided, however, that none of the conditions in this sentence shall preclude the Trust’s CCO (x) from having access to such information, (y) from making appropriate public disclosures or (z) from maintaining such information as part of the Trust’s books and records as required by federal securities laws.

(f)	EXECUTING PORTFOLIO TRANSACTIONS. Adviser will place all orders pursuant to Sub-Adviser’s investment determinations for the Fund either directly with the issuer or through broker-dealers selected by Adviser. Additional broker-dealers may be suggested by Sub-Adviser, and Adviser’s approval of such broker-dealers may not be unreasonably withheld. Adviser shall use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain the most favorable price and execution available, Adviser, bearing in mind the Fund’s best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission and dealer’s spread or mark-up, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved, the general execution and operational facilities of the broker- dealer and the quality of service rendered by the broker-dealer in other transactions. Subject to such policies as the Board may determine, Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker-dealer that provides brokerage and research services to Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer offering equally good execution capability in the portfolio investment would have charged for effecting that transaction if Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or Sub-Adviser’s overall responsibilities with respect to the Fund and to other clients of Sub-Adviser as to which Sub-Adviser exercises investment discretion. Any entity or person associated with Adviser or Sub-Adviser that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Fund that is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended, and Sub-Adviser and/or Adviser may retain compensation for such transactions. Sub-Adviser shall recommend brokers for inclusion on an approved broker list for the Fund, subject to approval by the Adviser.

(g)	PROXY VOTING. Adviser shall vote proxies for the Fund in a manner consistent with the Adviser’s Proxy Voting Policy and the Fund’s disclosure documents and keep the Fund and Sub-Adviser informed as to such voting. Adviser shall assist the Trust CCO in compiling the proxy voting record for submission to the Securities and Exchange Commission (“SEC”) on Form N-PX on a periodic basis and shall, upon request, review drafts of such submission prior to filing.

2.	CODE OF ETHICS. Sub-Adviser has adopted a written code of ethics (“Sub-Adviser’s Code of Ethics”) that complies with the requirements of Rule 17j-1 under the 1940 Act. Sub-Adviser shall provide the Sub-Adviser’s Code of Ethics to the Trust prior to this Agreement being presented to the Board for initial approval, as well as the certification contemplated by Rule 17j-1. Sub-Adviser shall seek to ensure that its Access Persons (as defined in the Sub-Adviser’s Code of Ethics) comply in all material respects with the Sub-Adviser’s Code of Ethics, as in effect from time to time. Thereafter, upon request, Sub-Adviser shall provide the Trust with a (i) copy of Sub-Adviser’s Code of Ethics, as in effect from time to time, and any proposed amendments thereto that the Trust CCO determines should be presented to the Board, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by Sub-Adviser’s Code of Ethics. Annually, Sub-Adviser shall furnish a written report to the Board, which complies with the requirements of Rule 17j-1, concerning Sub-Adviser’s Code of Ethics. Sub-Adviser shall respond to requests for information from the Trust as to violations of Sub-Adviser’s Code of Ethics by Access Persons and the sanctions imposed by Sub-Adviser. Sub-Adviser shall notify the Trust as soon as practicable after it becomes aware of any material violation of Sub-Adviser’s Code of Ethics, whether or not such violation relates to a security held by any Fund.

3.	BOOKS AND RECORDS. Pursuant to applicable rules under the 1940 Act and other relevant laws, including the Advisers Act, Sub-Adviser agrees that: (a) all records it maintains for the Fund are the property of the Fund; (b) it will surrender promptly to the Trust or Adviser any such records (or copies of such records) upon request from Adviser, the Trust or Trust CCO; (c) it will maintain the records that the Fund and Adviser are required to maintain pursuant to the 1940 Act and the Advisers Act insofar as such records relate to Sub-Adviser’s services pursuant to this Agreement; and (d) it will preserve for the periods prescribed by the 1940 Act and the Advisers Act the records it maintains for the

Fund. Notwithstanding subsection (b) above, Sub-Adviser may maintain copies of such records to comply with its recordkeeping obligations.

4.	OTHER RELATIONSHIPS. It is understood that Sub-Adviser, Adviser, and persons controlled by or under common control with Sub-Adviser or Adviser have, and will continue to have, advisory, management service and other agreements with other organizations and persons, as well as other interests and businesses. Nothing in this Agreement is intended to preclude such other business relationships or prohibit Sub-Adviser or Adviser from providing investment advisory services (discretionary, non-discretionary or research) to their other clients, employing investment strategies similar to or different from those pursued for the Fund, consistent with their fiduciary duty not to trade ahead of the Fund on their own behalf or on behalf of their clients or personnel. Notwithstanding the foregoing, neither party (nor its key personnel furnishing services with respect to the Fund) may perform services similar to those performed by such party for the Fund for any exchange-traded fund with a substantially similar investment strategy to that of the Fund during the Term of this Agreement and for a period of one year following the termination of this Agreement. This provision is waived with respect to a party in the event that this Agreement is terminated without cause by the other party.

5.	REPRESENTATIONS AND WARRANTIES.

(a)	Sub-Adviser represents and warrants to Adviser as follows:

(i)	PROPERLY REGISTERED. Sub-Adviser is registered with the SEC as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. Sub-Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of Sub-Adviser, there is no proceeding or investigation that is reasonably likely to result in Sub-Adviser being prohibited from performing the services contemplated by this Agreement. Sub-Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify Sub-Adviser from serving as an investment adviser to an investment company. Sub-Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

(ii)	ADV DISCLOSURE. Sub-Adviser has provided the Board with a copy of its Form ADV and will, promptly after amending its Form ADV, furnish a copy of such amendments to the Trust. The information contained in Sub-Adviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading. Adviser on behalf of itself and on behalf of the Fund acknowledges receipt of a copy of Part 2a and Part 2b of the Sub-Adviser’s Form ADV in compliance with Rule 204-3(b) under the Advisers Act, as amended.

(iii)	FUND DISCLOSURE DOCUMENTS. Sub-Adviser has reviewed and will in the future review the registration statement and any amendments or supplements thereto, the annual or semi-annual reports to shareholders, other reports filed with the SEC and any marketing material of the Fund (collectively the “Disclosure Documents”) and represents and warrants that with respect to disclosure about Sub-Adviser, the manner in which Sub-Adviser manages the Fund or information relating directly or indirectly to Sub-Adviser, such information provided by Sub-Adviser in connection with the preparation of such Disclosure Documents contains or will contain, as of the date thereof, no untrue statement of any material fact and does not and will not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

(iv)	INSURANCE. Sub-Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage, or (ii) if any material claims will be made on its insurance policies. Furthermore, Sub-Adviser shall, upon reasonable request, provide the Trust and Adviser with any information it may reasonably require concerning the amount of or scope of such insurance.

(v)	NO DETRIMENTAL AGREEMENT. Other than allocation and aggregation policies and procedures that are reasonably designed to seek to treat all of the Sub-Adviser’s clients equitably, Sub-Adviser has no arrangement or understanding with any party, other than Adviser and the Trust, that would influence the decision of Sub-Adviser with respect to its selection of securities for the Fund and its management of the assets of the Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

(vi)	CONFLICTS. Sub-Adviser shall act honestly, in good faith and in the best interests of the Fund. Sub-Adviser maintains a Code of Ethics, which defines the standards by which Sub-Adviser conducts its operations consistent with its fiduciary duties and other obligations under applicable law.

(vii)	REPRESENTATIONS. The representations and warranties in this Section 5(a) shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 1(d).

(b)	Adviser represents and warrants to Sub-Adviser as follows:

(i)	PROPERLY REGISTERED. Adviser is registered with the SEC as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. Adviser is not prohibited by the Advisers

Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of Adviser, there is no proceeding or investigation that is reasonably likely to result in Adviser being prohibited from performing the services contemplated by this Agreement. Adviser agrees to promptly notify Sub-Adviser of the occurrence of any event that would disqualify Adviser from serving as an investment adviser to an investment company. Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

(ii)	ADV DISCLOSURE. Adviser has provided the Board with a copy of its Form ADV and will, promptly after amending its Form ADV, furnish a copy of such amendments to the Sub-Adviser. The information contained in Adviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

(iii)	FUND DISCLOSURE DOCUMENTS. Adviser has reviewed and will in the future review the Disclosure Documents and represents and warrants that with respect to disclosure about Adviser, the manner in which Adviser oversees the Fund or information relating directly or indirectly to Adviser, such information provided by Adviser in connection with the preparation of such Disclosure Documents contains or will contain, as of the date thereof, no untrue statement of any material fact and does not and will not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

(iv)	INSURANCE. Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to Sub-Adviser (i) of any material changes in its insurance policies or insurance coverage, or (ii) if any material claims will be made on its insurance policies.

(v)	CONFLICTS. Adviser shall act honestly, in good faith and in the best interests of its clients and the Fund. Adviser maintains a Code of Ethics, which defines the standards by which Adviser conducts its operations consistent with its fiduciary duties and other obligations under applicable law.

(vi)	REPRESENTATIONS. The representations and warranties in this Section 5(b) shall be deemed to be made on the date this Agreement is executed and at the time of Sub-Adviser’s delivery of the quarterly compliance report required by Section 1(d).

6.	COMPENSATION. Adviser will pay Sub-Adviser for Sub-Adviser’s services rendered pursuant to this Agreement the compensation as set forth in Schedule A attached hereto

(“Compensation”), which schedule may be modified from time to time upon the written agreement of the parties, subject to any necessary approvals required by the 1940 Act, the rules promulgated thereunder, and the interpretations of the staff of the SEC. Such Compensation shall be payable for each quarter within ten (10) business days after the end of such quarter, and shall be paid by Adviser (and not by the Fund). If Sub-Adviser shall serve for less than the whole of a quarter, the Compensation as specified shall be prorated as of the effective date of termination. Adviser and Sub-Adviser shall, and hereby agree to, maintain accurate records of the costs and expenses requiring reimbursement pursuant to Schedule A and share such records with the other party upon request.

7.	CONFIDENTIALITY; IP OWNERSHIP.

(a)	Adviser acknowledges and agrees that the Fairlead Investment Strategy has been developed, compiled and prepared by Sub-Adviser through the application of methods and standards of judgment developed and applied through the expenditure of substantial valuable time, effort and money and constitutes the intellectual property and trade secrets of Sub-Adviser. Notwithstanding anything to the contrary in this Agreement, Sub-Adviser shall retain all ownership interests and rights in the Fairlead Investment Strategy, and any modifications thereto, which shall remain the exclusive property of Sub-Adviser during and after the Term of this Agreement. To facilitate the orderly wind-down of the Fund, upon the expiration or termination of this Agreement, Sub-Adviser shall, and hereby agrees to, license the Fairlead Investment Strategy to Adviser until the earlier to occur of (i) ninety (90) days following the date on which the Term of this Agreement ends and (ii) the date on which the affairs of the Fund are wound-down and terminated, provided that Adviser pays a licensing fee to Sub-Adviser equal to the Compensation payable for sub-advisory services during the Term of the Agreement.

(b)	Except as expressly authorized in this Agreement or as required by applicable law, regulation or court order, each party hereto and its affiliates (each, for purposes of this section, the “Recipient Party”) shall keep confidential and shall not use or disclose, except with the consent of the other party hereto (each, for purposes of this section, the “Disclosing Party”), any and all non-public, proprietary or confidential information concerning the business of the Disclosing Party and/or its affiliates obtained in connection with the services rendered under this Agreement, which information is collectively referred to as “Confidential Information”; provided that the Recipient Party may make such disclosure to its directors, officers, partners, employees, agents, advisors, and representatives, including legal and compliance personnel (collectively, the “Representatives”), and to the Trust and its trustees, officers, CCO, and counsel (“Trust Representatives”) in each case who (i) need to know the Confidential Information in connection with their obligations to the Fund, (ii) have been informed of the confidential nature of such Confidential Information, (iii) have been advised that such Confidential Information is to be kept confidential and not used for any purpose other than for the benefit of the Fund, and (iv) are bound by confidentiality obligations at least as stringent as those set forth in this Agreement. Without limiting the foregoing, for purposes of this Agreement, the Fairlead Investment Strategy will be deemed Confidential Information of Sub-Adviser. However, the parties acknowledge that historic portfolio transactions and related financial records of the Fund and Adviser maintained for compliance and reporting obligations under applicable securities laws shall not constitute Confidential Information of Sub-Adviser.

(c)	The term “Confidential Information” will not include information that (i) is or becomes publicly available other than as a result of a disclosure by the Recipient Party in violation of this section, (ii) is or becomes available to the Recipient Party or its Representatives from a source other than the Disclosing Party, which source, to the knowledge of the Recipient Party or its Representatives, does not have an obligation of confidentiality to the Disclosing Party with respect to such information, (iii) was already in the Recipient Party’s possession or the possession of its Representatives prior to receiving such information from the Disclosing Party, or (iv) is developed independently by the Recipient Party or its Representatives.

(d)	Each party’s obligations of non-disclosure with regard to Confidential Information are effective as of the Effective Date and will continue during the Term of this Agreement and for five (5) years thereafter; provided, however, with respect to any Confidential Information that constitutes a trade secret (as determined under applicable law), such obligations of non-disclosure will survive the termination or expiration of this Agreement for as long as such Confidential Information remains subject to trade secret protection under applicable law.

(e)	Due to the nature of the relationships between the parties to this Agreement, the terms of this Agreement related to the compensation payable hereunder shall be kept in confidence by Adviser and Sub-Adviser. Except as required by law, including but not limited to, the 1940 Act, or otherwise permitted by the Adviser, the only permitted disclosure of the terms of this Agreement shall be (i) by Adviser to its officers, auditors, legal and compliance counsel; (ii) by Sub-Adviser to its officers, auditors, accounting firm, and legal and compliance counsel; and (iii) by either party to the Trust’s Board, officers, auditors, legal and compliance counsel, and other service providers, and to the board of trustees/directors of any other investment company that the Sub-Adviser currently serves in an advisory capacity, and in response to due diligence questionnaires related to its investment advisory business, and in the marketing of the Sub-Adviser’s other products. Either party may disclose the terms of this Agreement if under subpoena, but has to provide the other party with written notice first, to the extent permissible by law. Either party may also disclose the terms of this Agreement during an SEC examination. For all other disclosures of the terms of this Agreement, the disclosing party shall receive written approval from the other party prior to disclosure. Due to the sensitivity of the

Agreement any violation of this section by Adviser shall be deemed to be a Material Breach (defined below).

(f)	Notwithstanding the foregoing, the Board and/or the Trust shall not be precluded from disclosing the terms of this Agreement as the Board and/or the Trust deems necessary and/or appropriate.

(g)	Adviser hereby acknowledges and agrees that the investment performance information of, the investment track record, and specific investment decisions and analysis made by Sub-Adviser on behalf of the Fund (the “Track Record Information”) is the property of Sub-Adviser. During the Term of this Agreement and at all times thereafter, Sub-Adviser grants a non-exclusive license to Adviser and the Fund to use the Track Record Information.

8.	AMENDMENT OF AGREEMENT. Except to the extent permitted by applicable law, interpretation of the SEC and its staff and any exemptive orders issued by the SEC, this Agreement shall not be materially amended unless such amendment is approved by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the members of the Board who are not parties to this Agreement or interested persons of any such party, the Fund, Adviser or Sub-Adviser (the “Independent Trustees”) and, to the extent required by the 1940 Act, by the affirmative vote of a majority of the outstanding shares of the Fund.

9.	DURATION AND TERMINATION OF THE AGREEMENT. This Agreement shall become effective upon its execution; provided, however, that this Agreement shall not become effective unless it has first been approved (a) by a vote of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) if required under the 1940 Act, by an affirmative vote of a majority of the outstanding voting shares of the Fund. This Agreement shall remain in full force and effect continuously thereafter, except as follows:

(a)	DURATION. This Agreement will terminate automatically without the payment of any penalty, unless within two years after its initial effectiveness, and at least annually thereafter, the continuance of the Agreement is specifically approved by (i) the Board or the shareholders of the Fund by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval. If the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance as provided herein, Sub-Adviser may continue to serve hereunder in a manner consistent with the 1940 Act and the rules thereunder.

(b)	TERMINATION BY THE BOARD OR SHAREHOLDERS. The Board, or pursuant to a vote of a majority of the outstanding voting shares of the Fund, the Trust, on behalf of the Fund, may at any time terminate this Agreement, without the payment of any penalty, by providing sixty (60) days’ written notice delivered or mailed by registered mail, postage prepaid, to Sub-Adviser. This Agreement may be terminated immediately by the Trust with respect to the Fund if the Board, in its reasonable discretion and having due regard to the protection of investors and to the effectuation of the policies declared in section 1(b) of the 1940 Act, finds that the services being rendered by the Sub-Adviser under this Agreement fail in a material way to provide responsible management to the Fund as reasonably expected by an investment adviser, as defined in the Advisers Act; provided that the Sub-Adviser shall have the opportunity, within ten (10) days of receipt of a written notice describing any such failure and the reasons therefor in reasonable detail, to cure the failure that is the subject of such notice.

(c)	TERMINATION BY PARTIES. Adviser may at any time terminate this Agreement, without the payment of any penalty, by providing two hundred and seventy days (270) days’ advance written notice delivered or mailed by registered mail, postage prepaid, to the Sub-Adviser and the Trust. Sub-Adviser may terminate this Agreement effective on the second anniversary of the Effective Date of this Agreement, commencing on the Effective Date, without the payment of any penalty, by providing two hundred and seventy (270) days’ advance written notice delivered or mailed by registered mail, postage prepaid, to Adviser and the Trust. If the Sub-Adviser fails to give such notice of its intent to terminate this Agreement prior to the second anniversary of this Agreement, then the Sub-Adviser may only terminate this Agreement effective as of a subsequent anniversary of the Effective Date of this Agreement by providing two hundred and seventy (270) days’ advance written notice delivered in the same manner. Notwithstanding the foregoing, in the event that: (i) the Fund’s Adviser or the Sub-Adviser engages in any conduct that ultimately results in any material SEC enforcement action taken against the Adviser or Sub-Adviser, the other party may terminate this Agreement within ninety (90) days after the public announcement of the SEC enforcement action on sixty (60) days’ written notice to the other party and the Trust. In addition, in the event that (ii) any of the Fund’s Trustees, administrator, transfer agent and/or fund accounting agent or any of their respective officers, employees or affiliates who are directly involved in servicing the Fund engage in any conduct related to the Fund that ultimately results in any material SEC enforcement action taken against such person or entity and the Board or Adviser does not take action to terminate the relationship with such person or entity with respect to the Fund, then the Sub-Adviser may terminate this Agreement within ninety (90) days after the public announcement of the SEC enforcement action on ninety (60) days’ written notice to the Adviser and the Trust.

(d)	ASSIGNMENT. This Agreement shall terminate, without the payment of any penalty, in the event of its assignment as that term is defined under the 1940 Act.

(e)	NO PREJUDICE AND TRANSITION. Any notice of termination served on Sub-Adviser by Adviser shall be without prejudice to the obligation of Sub-

Adviser to complete transactions already initiated or acted upon with respect to the Fund. Upon termination without proper notice as defined in this Agreement by Adviser, Sub-Adviser will be paid all reasonable expenses Sub-Adviser necessarily incurs in terminating the Agreement. Upon termination of this Agreement, the duties of Adviser delegated to Sub-Adviser under this Agreement automatically shall revert to Adviser.

(f)	PERSONNEL. Each party agrees not to hire personnel of the other party for one year following termination of this Agreement.

(g)	SURVIVAL. The provisions of Sections 3, 7, 9, and 14-25 hereof shall survive the termination or expiration of this Agreement.

10.	MATERIAL BREACH. Due to the nature of this Agreement and of the services that are to be offered under it, violations of Sections 1(d) (Compliance Reports), 5 (Representations and Warranties), 7 (Confidentiality; IP Ownership), or 11 (Notification to Adviser) would be deemed a violation of a severe nature (each a “Material Breach”). With respect to Section 6 of this Agreement, a failure to comply with the provisions thereof that is not remedied within thirty (30) days from written notification received from Sub-Adviser, shall be deemed a Material Breach. Upon a Material Breach, the injured party shall be able to:

(a)	Terminate this Agreement without penalty and without any future or further payments;

(b)	Cease to perform all actions and responsibilities to the other party;

(c)	Seek arbitration as well as court remedies both “in law” as well as “in equity;” provided that no punitive or penalty damages may be awarded; and

(d)	Recover reasonable attorney’s fees.

11.	NOTIFICATIONS

To Adviser.

Sub-Adviser promptly, within five (5) days, shall notify Adviser in writing of the occurrence of any of the following events:

(a)	Sub-Adviser shall fail to be registered as an investment adviser under the Advisers Act with the SEC;

(b)	Sub-Adviser shall fail to comply or maintain any state or federal registration requirements for all governing entities, as well as SROs, that Sub-Adviser (whether through its own business or through activities that relate to the Fund) is subject to;

(c)	Sub-Adviser or any personnel shall have been served or otherwise have reason to believe that service is imminent of any action, suit, proceeding, formal inquiry or formal investigation, at law or in equity, before or by any court, public board or body, in each case, involving the affairs of the Fund;

(d)	Sub-Adviser or any personnel are required to answer affirmatively any of the disciplinary questions found in Form ADV or on the Form U-4;

(e)	The departure of, or transfer of controlling interest in Sub-Adviser by, any management or other key personnel; or

(f)	Any other occurrence that reasonably could have a material adverse impact on the ability of Sub-Adviser to provide the services provided for under this Agreement.

Sub-Adviser promptly, within thirty (30) days, shall notify Adviser in writing of the occurrence of any of the following events:

(g)	Sub-Adviser changes its auditor, accountant, bookkeeper, counsel, or any other third party service provider that participates in a material role in the financials or reporting of financials of the firm;

(h)	Sub-Adviser hires or terminates any key personnel that perform a material role in the investment decision making process of Sub-Adviser;

(i)	Sub-Adviser hires or terminates any personnel that perform a material role in the financials or reporting of financial information of Sub-Adviser;

(j)	If there is a material change in any of the roles or responsibilities of any key personnel that perform a material role in the investment decision making process of Sub-Adviser.

(k)	If there is a material change in any of the roles or responsibilities of any key personnel that perform a material role in the financials or reporting of financials of Sub-Adviser.

To The Sub-Adviser.

Adviser promptly, within five (5) days, shall notify Sub-Adviser in writing of the occurrence of any of the following events:

(l)	Adviser shall fail to be registered as an investment adviser under the Advisers Act with the SEC;

(m)	Adviser shall fail to comply or maintain any state or federal registration requirements for all governing entities, as well as SROs, that Adviser (whether through its own business or through activities that relate to the Fund) is subject to;

(n)	Adviser or any personnel shall have been served or otherwise have reason to believe that service is imminent of any action, suit, proceeding, formal inquiry or formal investigation, at law or in equity, before or by any court, public board or body, in each case, involving the affairs of the Fund;

(o)	Adviser or any personnel are required to answer affirmatively any of the disciplinary questions found in Form ADV or on the Form U-4;

(p)	The departure of, or transfer of controlling interest in Adviser by, any management or other key personnel;

(q)	Any other occurrence that reasonably could have a material adverse impact on the ability of Adviser to provide the services provided for under this Agreement; or

Adviser promptly, within thirty (30) days, shall notify Sub-Adviser in writing of the occurrence of any of the following events:

(r)	Adviser changes its auditor, accountant, bookkeeper, counsel, or any other third party service provider that participates in a material role in the financials or reporting of financials of the firm;

(s)	Adviser hires or terminates any key personnel that perform a material role in the operations of Adviser;

(t)	Adviser hires or terminates any personnel that perform a material role in the financials or reporting of financial information of Adviser;

(u)	If there is a material change in any of the roles or responsibilities of any key personnel that perform a material role in the operations of Adviser; or

(v)	If there is a material change in any of the roles or responsibilities of any key personnel that perform a material role in the financials or reporting of financials of Sub-Adviser.

12.	USE OF NAME. Sub-Adviser hereby grants to Adviser a non-exclusive license to use the name “Fairlead” (the “Name”) in connection with the Fund, including as part of the name of the Fund, and in relation to promoting the Fund. Adviser recognizes the goodwill associated with the Name and acknowledges that such goodwill belongs exclusively to Sub-Adviser. Adviser acknowledges the exclusive right, title and interest of Sub-Adviser in and to the Name, and agrees that its use of the Name inures to the benefit of Sub-Adviser. Adviser agrees not to register, attempt to register, or attempt to obtain ownership of, on its own behalf or through a third party, in any jurisdiction, the Name, and to not enable any of Adviser’s affiliates to do the same. Adviser further agrees not to challenge or contest, directly or indirectly, Sub-Adviser’s ownership of the Name or to enable its affiliates to do the same. Adviser shall use all commercially reasonable efforts to cooperate in maintaining the Name. With Sub-Adviser’s prior approval, Adviser agrees to take all commercially reasonable action, at Sub-Advisor’s expense, to protect the Name, including without limitation the execution and filing, at Sub-Advisor’s expense, of such documents and instruments as Sub-Adviser reasonably believes to be necessary to perfect its ownership of such rights, titles and interests. Upon the termination of this Agreement, this license to use the Name shall terminate, and Adviser shall promptly request that the Trust Board change the name of the Fund.

13.	BOARD COMMUNICATION. Sub-Adviser shall be permitted reasonable access and communication with the Board, provided that Sub-Adviser shall make commercially reasonable efforts to provide Adviser with prior notice of such communication unless otherwise (i) required by the Fund’s policies and procedures, as determined in good faith by Sub-Adviser, or (ii) requested in writing by the Board. All other communications shall be directed through Adviser. Sub-Adviser shall make itself (as well as its management) available to the Board as reasonably requested and as otherwise specified in this Agreement.

14.	LIABILITY OF SUB-ADVISER. In the absence of its bad faith, negligence or reckless disregard of its obligations and duties hereunder, Sub-Adviser shall not be subject to any liability to Adviser, the Fund or their directors, Board of Trustees, officers or shareholders, for any act or omission in the course of, or connected with, rendering services hereunder. However, Sub-Adviser shall indemnify and hold harmless such parties from any and all claims, losses, expenses, obligations and liabilities (including reasonable attorney’s fees) which arise or result from Sub-Adviser’s bad faith, negligence, willful misconduct or reckless disregard of its duties hereunder.

15.	LIABILITY OF TRUSTEES AND SHAREHOLDERS. Any obligations of the Fund under this Agreement are not binding upon the Board or the shareholders individually but are binding only upon the assets and property of the Trust with respect to the Fund.

16.	LIMITATION OF LIABILITY. Sub-Adviser is expressly put on notice of the limitation of liability as set forth in the Declaration of Trust or other Trust organizational documents and agrees that the obligations assumed by the Fund shall be limited in all cases to the Fund and the Fund’s assets, and Sub-Adviser shall not seek satisfaction of any such obligation from shareholders. In addition, Sub-Adviser shall not seek satisfaction of any such obligations from the Trustees of the Trust or any individual Trustee. Sub-Adviser understands that the rights and obligations of any Fund under the Declaration of Trust or other organizational document are separate and distinct from those of any of and all other funds within the Trust.

17.	INDEMNIFICATION. Adviser and Sub-Adviser (each, an “Indemnifying Party”) agree to indemnify, defend and hold harmless the other party and its affiliates, and their respective officers, directors, partners, advisers, managers, employees and authorized agents (the “Indemnified Persons”) from and against any and all claims, damages, liabilities, losses, costs and expenses, including reasonable attorneys’ fees and costs, that such Indemnified Persons may suffer, which arise or result from the Indemnifying Party’s bad faith, negligence or willful misconduct, or the reckless disregard of its duties hereunder. The parties hereto acknowledge and agree that the Indemnifying Party’s obligation to “defend” pursuant to the foregoing sentence shall be limited to circumstances where the Indemnified Persons are named or identified as a party in any claim, action, arbitration or other dispute that may invoke the terms of this Section 17. The indemnification provided for hereunder shall be in addition to any rights that the parties may have at law or otherwise and shall survive the termination of this Agreement.

18.	SEVERABILITY. If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid.

19.	GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

20.	VENUE/JURISDICTION. In the event of the institution of any such action, suit or proceeding, each of the parties hereto hereby consents to the exclusive jurisdiction and venue of the state or federal courts of the (i) State of Ohio with respect to any matter in which the Trust is a named party, or (ii) State of Delaware with respect to any matter in which the Trust is not a named party, and each of the parties hereto further consents to the personal jurisdiction of such courts. Any action, suit or proceeding brought by or on behalf of any of the parties hereto relating to such matters shall be commenced, pursued, defended and resolved only in such courts and any appropriate appellate court having jurisdiction to hear an appeal from any judgment entered in such courts. The parties hereto agree that service of process may be made in any manner permitted by the rules of such courts and the laws of the State of Delaware. Each party further agrees that the exclusive choice of forum set forth in this section 20 does not prohibit the enforcement of any judgment obtained in that forum or any other appropriate forum.

21.	BINDING NATURE. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

22.	PRIVACY POLICY. Sub-Adviser acknowledges that nonpublic customer information (as defined in Regulation S-P, including any amendments thereto) of customers of the Fund received from Adviser is subject to the limitations on redisclosure and reuse set forth in Section 248.11 of such Regulation, and agrees such information (i) shall not be disclosed to any third party for any purpose without the written consent of Trust CCO unless permitted by exceptions set forth in Sections 248.14 or 248.15 of such Regulation and (ii) shall be safeguarded pursuant to procedures adopted under Section 248.30 of such Regulation if so required.

23.	ENTIRE AGREEMENT. This Agreement contains the entire understanding and agreement of the parties.

24.	DEFINITIONS. For the purposes of this Agreement, the terms “vote of a majority of the outstanding shares,” “affiliated person,” “control,” “interested person” and “assignment”

shall have their respective meanings as defined in the 1940 Act and the rules thereunder subject, however, to such exemptions as may be granted by the SEC under the 1940 Act; and references to annual approvals by the Board shall be construed in a manner consistent with the 1940 Act and the rules thereunder.

25.	MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. Where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of this Agreement is made less restrictive by a rule, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, or order

[Signature page follows.]

IN WITNESS WHEREOF, Cary Street Partners Asset Management and Fairlead Strategies LLC have each caused this instrument to be signed in duplicate on its behalf by its duly authorized representative, all as of the day and year first above written.

Attest:	ADVISER:
CARY STREET PARTNERS ASSET MANAGEMENT LLC

By:	By:

Name:

Title:

SUB-ADVISER:
Attest:	FAIRLEAD STRATEGIES LLC

By:	By:

Name: Katherine Stockton

Title: Managing Partner

SCHEDULE A
TO THE
FAIRLEAD TACTICAL SECTOR FUND
SUB-ADVISORY AGREEMENT
BY AND BETWEEN
CARY STREET PARTNERS ASSET MANAGEMENT
AND
FAIRLEAD STRATEGIES LLC

As compensation pursuant to Section 6 (Compensation) of the Sub-Advisory Agreement by and between Cary Street Partners Asset Management LLC (“Adviser”) and Fairlead Strategies LLC (“Sub-Adviser”), Adviser shall pay Sub-Adviser the Compensation, computed and paid quarterly according to the schedule below.

The management fees received by Adviser in connection with its management of the Fund (collectively, the “Management Fees”), will be applied and paid with the following priorities:

■	First, to reimburse Adviser in full for (a) the cumulative out-of-pocket legal, accounting, filing, printing, set-up or other costs and expenses incurred from time to time in establishing or maintaining the Fund and complying with applicable securities, tax and similar laws with respect to the Fund, to the extent not previously reimbursed from the Management Fees (“Adviser Unreimbursed Fund Costs”); and (b) payments made for the purpose of securing capital for the Fund, not to exceed 9 basis points. This provision shall include reimbursement of expenses related to Richmond Quantitative Advisors, LLC (“RQA”) in connection with that certain data management and consulting agreement between Sub-Adviser and RQA dated as September 29, 2021.

■	Second, to reimburse Sub-Adviser in full for the cumulative out-of-pocket legal, accounting, filing, printing, set-up or other costs and expenses incurred (a) in connection with the negotiation of this Agreement and any amendments hereto, and (b) from time to time in connection with complying with applicable securities, tax and similar laws with respect to the Fund, to the extent not previously reimbursed from the Management Fees (“Sub-Adviser Unreimbursed Fund Costs”).

■	The point at which the Adviser Unreimbursed Fund Costs and the Sub-Adviser Unreimbursed Fund Costs have been completely eliminated from time to time is referred to as “Breakeven.”

■	At any time that the Breakeven is met, Adviser will share the Management Fees with Sub-Adviser as follows:

Series Assets under Management	Sub-Adviser’s Percentage of the Management Fees
Up to $150 million	50%
$150 million to $750 million	65%
Above $750 million	75%

Exhibit C

BENEFICIAL OWNERSHIP IN THE FUND

Outstanding Shares

On the Record Date, the Fund had 9,290,000 shares outstanding.

Ownership of Shares by Trustees and Officers

As of the Record Date, to the best of the knowledge of the Trust, the Trustees and Officers of the Trust beneficially owned less than 1% of the outstanding shares of the Fund.

Greater than 25% Shareholders

The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares and is recognized as the owner of all shares for all purposes. Investors owning shares are beneficial owners as shown on the records of DTC or its participants. The following persons or “groups” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) are DTC members reflecting ownership of 25% or more of the Fund’s outstanding shares as of the Record Date:

Name & Address	Percentage of Fund	Type of Ownership
Wells Fargo Clearing Services, LLC One North Jefferson Avenue St. Louis, MO 63103	31.41%	Record

Greater than 5% Shareholders

DTC or its nominee is the record owner of all outstanding shares and is recognized as the owner of all shares for all purposes. Investors owning shares are beneficial owners as shown on the records of DTC or its participants. The following persons or “groups” (as that term is used in Section 13(d) of the 1934 Act) are DTC members reflecting ownership of 5% or more of the Fund’s outstanding shares as of the Record Date:

Name & Address	Percentage of Fund	Type of Ownership
National Financial Services LLC 410 Park Avenue, 14th Floor New York, NY 10022	11.50%	Record
UBS Financial Services Inc. 1200 Harbor Boulevard Weehawken, NJ 07086	22.62%	Record
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016	20.48%	Record
Stifel Nicolaus and Company Inc. 501 North Broadway St. Louis, MO 63102	7.69%	Record
Wells Fargo Clearing Services, LLC One North Jefferson Avenue St. Louis, MO 63103	31.41%	Record

C-1

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

PROXY CARD

Fairlead Tactical Sector ETF

a Series of Capitol Series Trust

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 27, 2025

The undersigned, revoking prior proxies, hereby appoints Matthew Miller and Tiffany Franklin, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Fairlead Tactical Sector ETF (the “Fund”) to be held at the offices of the Fund’s administrator, Ultimus Fund Solutions LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, on August 27, 2025, at 11:00 a.m. Eastern Time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions?If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-888-628-9011. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on August 27, 2025. The proxy statement for this meeting is available at:

vote.proxyonline.com/fairlead/docs/tacticalsectoretf.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

Fairlead Tactical Sector ETF

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.
PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:	●

		FOR	AGAINST	ABSTAIN
1.	Approve a new investment advisory agreement (“New Advisory Agreement”) between the Fund and Cary Street Partners Asset Management LLC, the Fund’s investment adviser (the “Adviser” or “CSPAM”), an action that is necessary because of certain recent transactions involving a private equity acquisition of a majority interest in CSPAM’s ultimate parent company that resulted in changes to the voting ownership structure of CSPAM and affiliated entities in a manner that constituted a presumptive change of control of CSPAM, resulting in an assignment of the investment advisory agreement between the Fund and CSPAM previously in effect (“Previous Advisory Agreement”) and its automatic termination under the terms of the Previous Advisory Agreement and the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”); and	○	○	○
2.	Approve a new investment subadvisory agreement (“New Subadvisory Agreement”) between CSPAM and Fairlead Strategies, LLC, the Fund’s investment subadviser (“Fairlead” or “Subadviser”) with respect to Fairlead ETF, an action that is necessary because the termination of the advisory agreement between CSPAM and the Fund that resulted from the aforementioned change in control transactions also had the effect of immediately terminating the subadvisory agreement between CSPAM and Fairlead; and	○	○	○
3.	Transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]